SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 SCHEDULE 13E-3


                        RULE 13e-3 TRANSACTION STATEMENT

                  (Pursuant to Section 13(e) of the Securities
                       Exchange Act of 1934 and Rule 13e-3
                         (Section 240.13e-3) thereunder)

                               (AMENDMENT NO. 1)

                         MAKO MARINE INTERNATIONAL, INC.
                              (Name of the Issuer)

                              TRACKER MARINE, L.P.
                                  TRACKAQ, INC.
                               JLM MANAGEMENT COMPANY
                               JOHN L. MORRIS
                      (Name of Person(s) Filing Statement)

Common Stock, Par Value $.01 Per Share                  560 878 100

Redeemable Common Stock Purchase Warrants               560 878 118
      (Title of Class of Securities)                 (CUSIP Number of
                                                    Class of Securities)

                          Kenneth Burroughs, President
                             JLM Management Company
                                       and
                                  TRACKAQ, Inc.
                                2500 East Kearney
                              Springfield, MO 65803

                                 with copies to:

                             Robert H. Wexler, Esq.
                         Gallop, Johnson & Neuman, L.C.
                              101 South Hanley Road
                               St. Louis, MO 63105
                                 (314) 862-1200

(Name, Address and Telephone Number of Person(s) Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE
BOX):

         a. / / The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

         b. / / The filing of a registration statement under the Securities Act of 1933.

         c. / / A tender offer.

         d. /X/ None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: / /


                            CALCULATION OF FILING FEE

--------------------------------------------------------------------------------
     Transaction Valuation*                       Amount of Filing Fee

          $2,607,767                                      $557

--------------------------------------------------------------------------------

* For purposes of calculating fee only. The filing fee was determined based upon
(a) 1,725,000 shares of the Common Stock, par value $0.01 per share ("Shares"), of Mako Marine International, Inc. outstanding as of September 5, 1997, excluding 7,330,000 shares owned by Tracker Marine, L.P. for which no consideration will be paid upon consummation of the transaction; (b)
consideration of $1.25 per Share for a total of $2,156,250;         (c) $451,517
payable to holders of public warrants and other warrants and options to purchase Shares ; and (d) the Additional Consideration of $172,500 (or $0.10 per share), the payment of which is conditioned upon, among other things, the Court's approval of a proposed Settlement Agreement in the Bogen Litigation, as more fully discussed in the Transaction Statement. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, equals 1/50th of one percentum of the value of the Shares, options, and warrants for which the Merger Consideration will be paid.

   /X/ Check box if any part of the filing fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:               $522

Form or Registration Number:          Schedule 13E-3

Filing Party:                         Tracker Marine, L.P. and Trackaq, Inc.

Date Filed:                           September 8, 1997

                                TABLE OF CONTENTS

                                                                          Page


TRANSACTION STATEMENT...................................................  1

SUMMARY  ...............................................................  1
         The Parties....................................................  1
                  Mako     .............................................  1
                  Merging Company.......................................  1
                  Tracker   , JLM, and Morris    .......................  2
         The Tracker Transaction........................................  2
         The Merger.....................................................  3
                  The Structure of the Merger...........................  3
                  Requisite Corporate Action............................  3
                  Certain Effects of the Merger.........................  3
                     Merger Related Litigation    ......................  4
                  Dissenters' Rights....................................  5
                  Fairness of the Merger Transaction....................  5
                  Future Plans for Mako.................................  5
                  Certain Federal Income Tax Consequences...............  5
         Summary Financial Data.........................................  6

SPECIAL FACTORS.........................................................  6
         Background of the Transaction..................................  6
                  Business of Mako......................................  6
                  General Developments of the Business..................  7
                  The Tracker Transaction...............................  8
         Purpose Of and Reasons For The Merger.......................... 12
         Fairness of The Transaction.................................... 15
                  Background............................................ 15
                  The Edwards Opinion................................... 16
                  Selected Company Analysis............................. 18
                  Selected Transaction Analysis......................... 19
                  Discounted Cash Flow Analysis......................... 19
                  Publicly-Traded Warrants.............................. 19
                  Other Information Considered and Analyses............. 20
                  Terms of Edwards' Engagement.......................... 20
         Interest of Certain Persons in Securities of The Issuer
           and The Transaction.......................................... 21

THE MERGER.............................................................. 24
         Plan of Merger................................................. 24
                  Requisite Corporate Action............................ 24
                  Summary of the Plan of Merger......................... 25
         Certain Effects of the Merger.................................. 26
            Merger Related Litigation................................... 26
                  The Bogen Litigation.................................. 26
                  Litwinowicz Litigation    ............................. 27
         Procedures for Surrendering Merger Share....................... 27

                                       (i)

                  Delivery of Letter of Transmittal and Certificates.... 27
                  Guarantee of Signatures............................... 28
                  Signatures on Letter of Transmittal, Stock Powers
                     and Endorsements................................... 28
                  Dissenting Shareholders............................... 28
                  Special Payment and Delivery Instructions............. 29
                  Determination of Validity............................. 29
                  Mutilated, Lost, Stolen or Destroyed Certificates..... 29
                  Request for Assistance or Additional Copies........... 29
         Exercise of Dissenters' Rights................................. 29
                  Dissenting Shares..................................... 29
                  Summary of Procedure to Exercise Dissenters' Rights... 30
                  Exercise of Dissenters' Rights..................... .. 31
         Certain Federal Income Tax Consequences........................ 33
         Estimated Fees and Expenses; Sources of Funds.................. 34

MARKET PRICE AND SHAREHOLDER INFORMATION................................ 35

AVAILABLE INFORMATION................................................... 36

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE....................... 36



Annex A -- Plan of Merger

Annex B -- Form of Transmittal Letter

Annex C -- Fairness Opinion of E.G. Edwards & Sons, Inc.

Annex D -- Dissenter Rights Provisions of Florida
           1989 Business Corporation Act

                                      (ii)

                              CROSS-REFERENCE SHEET


ITEM 1.           Issuer and Class of Security Subject to the Transaction.

         (a)-(d) The information set forth in "INTRODUCTION"; SUMMARY -- The Parties -- Mako"; "SPECIAL FACTORS -- Background of the Transaction -- General
   Developments of the Business"; "SPECIAL FACTORS -- Purpose of and Reasons for the Merger" and "MARKET PRICE AND SHAREHOLDER INFORMATION" is incorporated herein by reference.

         (e) The information set forth in "SPECIAL FACTORS --Background of the Transaction -- General Developments of the Business" is incorporated herein by reference.

         (f) The information set forth in "SUMMARY--The Tracker Transaction" and "SPECIAL FACTORS -- Background of the Transaction -- The Tracker Transaction" is incorporated herein by reference.


ITEM 2.           Identity and Background.

         (a)-(d) and (g) This Transaction Statement is being filed by Tracker Marine, L.P. ("Tracker"), TRACKAQ, Inc. ("Trackaq"), JLM Management Company ("JLM") and John L. Morris ("Morris) . The information set forth in "INTRODUCTION" and "SUMMARY -- The Parties" is incorporated herein by reference. Kenneth Burroughs is the sole director and chief executive officer of JLM, the sole general partner of Tracker, and is the sole director of Trackaq. The Executive officers of Trackaq are as follows:


Name and Address                                Office                               Principal Occupation

Kenneth Burroughs                               President and                        President, Tracker
2845 South Oak Avenue                           Chief Executive                      Marine, L.P. and Chairman
Springfield, MO 65804                           Officer                              and Chief Executive
                                                                                     Officer of Mako Marine
                                                                                     International, Inc.

Stephen W. Smith                                Vice President
3721 South Burge Avenue                         and Chief
Springfield, MO 65807                           Financial Officer

Joe C. Greene                                   Secretary                            Attorney, Greene & Curtis,
1340 East Woodhurst                                                                  L.L.P.
Springfield, MO 65804                                                                1340 East Woodhurst
                                                                                     Springfield, MO 65807

         Kenneth Burroughs has been President of JLM, the sole general partner of Tracker, since August 1994. For more than five years prior thereto, he was president of Skeeter Products, Inc., a Kilgore, Texas company engaged in the manufacture and sale of fresh-water fishing boats. Mr. Burroughs also serves on the Board of Directors of the National Association of Boat Manufacturers.


                                      (iii)

         Stephen W. Smith has been the Vice President - Finance (the Chief Financial Officer) of Tracker since July 1994. Mr. Smith had been the Controller of Tracker since September 1992.

         Joe C. Greene is the Managing Partner of Greene & Curtis, L.L.P., a Missouri limited liability partnership, and has been engaged in the practice of law in Springfield, Missouri for more than thirty years. He is also the general counsel of Tracker and certain of its affiliates, including Bass Pro, L.P., a Missouri limited partnership. Mr. Greene is also a director of O'Reilly Automotive, Inc. (engaged in the auto parts sales business), the president and a director of the Missouri Sports Hall of Fame, a director of Commerce Bank, N.A. and the secretary and a director of BASSGEC Management Company (the sole general partner of Bass Pro, L.P.).

            For more than the past five (5) years, John L. Morris (age 49) has been engaged, through Bass Pro, L.P., Springfield, Missouri, a privately-held Missouri limited partnership controlled indirectly by him, in the business of retail and wholesale sporting goods sales, catalog sales of sporting goods and the ownership and the operation of a resort in Branson, Missouri. Through his control of Tracker, discussed above, Mr. Morris is also engaged in the fishing and family pontoon boat business.

            Each of Morris and the current directors and officers of Tracker, Trackaq and JLM is a United States citizen.

         (e) and (f)  During  the last five  years,  none of  Tracker,  Trackaq,
   JLM, Morris     or Mako or, to the best of their knowledge, any of    the
respective officers and directors of Tracker, Trackaq or JLM , (i) have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, Federal or State securities laws or finding any violation of such laws.


ITEM 3.           Past Contacts, Transactions or Negotiations.

         (a)-(b) The information set forth in "SUMMARY -- The Tracker Transaction"; "SPECIAL FACTORS -- Background of the Transaction -- General Developments of the Business" and "SPECIAL FACTORS -- Background of the Transaction -- The Tracker Transaction" is incorporated herein by reference.


ITEM 4.           Terms of the Transaction.

         (a)-(b) The information set forth in "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Purpose of and Reasons for the Merger"; and "THE MERGER" is incorporated herein by reference.


                                      (iv)

ITEM 5.           Plans or Proposals of the Issuer or Affiliate.

         (a)-(c) and (e) The information set forth in "SUMMARY -- The Merger -- Future Plans for Mako" and "SUMMARY -- The Merger -- Certain Effects of the Merger" and "THE MERGER -- Plan of Merger" is incorporated herein by reference.

         (d)      Not applicable.

         (f) The information set forth in "SPECIAL FACTORS -- Purpose Of and Reasons For the Merger" and "THE MERGER -- Plan of Merger" is incorporated herein by reference.

         (g)      Not applicable.


ITEM 6.           Source and Amounts of Funds or Other Consideration.

         (a)-(b) The information set forth in "THE MERGER -- Plan of Merger" and "THE MERGER -- Estimated Fees and Expenses; Sources of Funds" is incorporated herein by reference.

         (c)      Not applicable.

         (d)      Not applicable.


ITEM 7.           Purpose(s), Alternatives, Reasons and Effects.

         (a)-(d) The information set forth in "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Background of the Transaction -- The Tracker Transaction"; "SPECIAL FACTORS -- Purpose of and Reasons for the Merger"; "THE MERGER -- Plan of Merger"; and "THE MERGER -- Certain Federal Income Tax Consequences" is incorporated herein by reference.


ITEM 8.           Fairness of the Transaction.

         (a)-(b) The information set forth in "SUMMARY -- The Merger -- Fairness of the Transaction"; "SPECIAL FACTORS -- Background of the Transaction -- The Tracker Transaction"; and "SPECIAL FACTORS -- Fairness of the Transaction" is incorporated herein by reference.

         (c)-(e) The information set forth in "SUMMARY -- The Merger -- Requisite Corporate Action"; "SPECIAL FACTORS -- Fairness of the Transaction" and "THE MERGER -- Plan of Merger -- Requisite Corporate Action" is incorporated herein by reference.

         (f)      Not applicable.


                                       (v)

ITEM 9.           Reports, Opinions, Appraisals and Certain Negotiations.

         (a)-(c) The information set forth in "SUMMARY -- The Merger" and "SPECIAL FACTORS -- Fairness of The Transaction" is incorporated herein by reference.


ITEM 10.          Interest in Securities of the Issuer.

         (a) The information set forth in "SUMMARY -- The Parties"; "SPECIAL FACTORS -- Background of the Transaction" and "SPECIAL FACTORS -- Interest of Certain Persons in Securities of The Issuer and The Transaction" is incorporated herein by reference.

         (b)      Not applicable.


ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

         The information set forth in "SPECIAL FACTORS -- Interest of Certain Persons in Securities of The Issuer and The Transaction" is incorporated herein by reference.


ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

         (a) and (b) The information set forth in "SUMMARY -- The Merger" and "THE MERGER -- Plan of Merger" is incorporated herein by reference.


ITEM 13.          Other Provisions of the Transaction.

         (a) The information set forth in "SUMMARY -- The Merger" and "THE MERGER -- Exercise of Dissenter's Rights" is incorporated herein by reference.

         (b)      Not applicable.

         (c)      Not applicable.


ITEM 14.          Financial Information.

         (a) The information set forth in "SUMMARY -- Summary Financial Data" and the Financial Statements included in Mako's Annual Report on Form 10-KSB for its fiscal year ended June 28, 1997 and included in Mako's Form 10-QSB
for  the  three  month     period       ended     September   27    ,  1997  are
incorporated herein by reference.

         (b)      Not applicable.



                                                           (vi)

ITEM 15.          Persons and Assets Employed, Retained or Utilized.

         (a) The information set forth in "SPECIAL FACTORS -- Background of the Transaction"; and "THE MERGER -- Plan of Merger" is incorporated herein by reference.

         (b)      Not applicable.


ITEM 16.          Additional Information.

         Not applicable

ITEM 17.          Material to be Filed as Exhibits.

         (a)      Not applicable.

         (b) Fairness Opinion of A.G. Edwards & Sons, Inc., incorporated by reference to Annex C hereto.

  (c)   (1)       Plan of Merger  adopted  by the Board of  Directors  of JLM on
                  August 8, 1997 incorporated by reference to Annex A hereto.

         (c)(2) Form of Memorandum of Understanding to be filed with the United States District Court, Southern District of Florida,
                  Miami Division, relating to Bogen v. Burroughs, Case No. 97-2584-Civ-King.

         (d)(1) Cover page to be substituted for cover page of this Schedule 13E-3 as filed with the Securities and Exchange Commission. Tracker and Trackaq intend to transmit to shareholders of Mako a duplicate copy of this Rule 13E-3 Transaction Statement using Exhibit (d)(1) as a substitute cover page, without this Cross- Reference Sheet and the Exhibits (other than Exhibits (b),(d)(3), (d)(4), (g)(1) and (g)(2)) referred to in this Item 17.

         (d)(2) Form of Letter to Shareholders Providing Notice of Issuance of Press Release.

         (d)(3) Form of Letter of Transmittal, incorporated by reference to Annex B hereto.

         (d)(4)   Form of Dissenters Demand for Payment Form, included as a part
                  of  the  Form  of  Letter  of  Transmittal,   incorporated  by
                  reference to Annex B hereto.

         (d)(5) Form of Notice of Adoption of Plan of Merger to be included with the Letter of Transmittal.

         (d)(6) Form of Notice of Merger to be delivered to record holders of Mako Public Shares and Derivative Securities following the Effective Time of the Merger.

         (d)(7) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 to be included with the Letter of Transmittal.

         (d)(8)   Text of Press Release issued by Tracker on August 8, 1997.

                                      (vii)

         (d)(9)   Text of Sections 607.1301 through 607.1320 of the Florida 1989
                  Business   Corporation   Act,  as  amended,   incorporated  by
                  reference to Annex D hereto.

         (e)      The  information  set  forth  in "THE  MERGER--Procedures  for
                  Surrendering  Merger    Shares" and "THE  MERGER--Exercise
                  of Dissenter's Rights" is incorporated herein by reference.

         (f)      Not applicable.

         (g)(1) Audited financial statements for the two fiscal years required to be included in Mako's Annual Report on Form 10-KSB for the
                  fiscal year ended June    28, 1997    .

         (g)(2)   Unaudited  financial  statements  required  to be  included in
                  Mako's  Form 10-QSB for the three  month     period      ended
                     September 27    , 1997.

                                     (viii)

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated:  November 24, 1997

TRACKER MARINE, L.P.

By: JLM Management Company
its General Partner

By:/s/ Kenneth Burroughs
Title: President and Chief Executive Officer

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: November 24, 1997

TRACKAQ, INC.

By:/s/ Kenneth Burroughs
Title:  President and Chief Executive Officer

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: November 24, 1997

JLM MANAGEMENT COMPANY

By:/s/ Kenneth Burroughs
Title: President and Chief Executive Officer

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: November 24, 1997

/s/ John L. Morris

                                      (ix)

                              TRANSACTION STATEMENT

         This Rule 13E-3 Transaction Statement ("Transaction Statement") relates to the contemplated short-form statutory merger (the "Merger") of TRACKAQ, Inc., a recently formed Florida corporation ("Merging Company") that is a wholly-owned subsidiary of Tracker Marine, L.P., a Missouri limited partnership ("Tracker"), with and into Mako Marine International, Inc., a Florida corporation ("Mako"), for the purpose of Tracker's acquisition for a fair consideration of the entire equity interest in Mako. Tracker currently owns indirectly (through Merging Company) approximately 80.9% of the Mako Common Stock (defined below). The Merger is to be effected pursuant to a Plan of Merger dated August 8, 1997 (the "Plan of Merger").

                                     SUMMARY

         The following is a summary of certain information related to the Merger contained elsewhere in this Transaction Statement.

The Parties

Mako. Mako, a corporation organized and existing under the laws of the State of Florida, designs, manufactures and sells saltwater boats for sport fishing and family recreational use. Mako's principal executive offices are located at 4355 N.W. 128th Street, Miami, Florida 33054, and its telephone number is (305) 685-6591.

         Mako's authorized capital stock consists of (i) 15,000,000 shares of common stock, having a par value of $.01 per share (the "Mako Common Stock") of which 9,055,000 shares are outstanding, and (ii) 2,000,000 shares of preferred stock, of which no shares are outstanding. Additionally, warrants and options to purchase an aggregate of 3,622,900 shares of Mako Common Stock (collectively, the "Derivative Securities"), including publicly traded redeemable common stock purchase warrants to acquire an aggregate of 3,100,000 shares of common stock
(the  "Public  Warrants"),            excluding  the  Anti-Dilution  Option  (as
hereinafter defined) and the Reyenger Option (as hereinafter defined), are outstanding.

         For further discussion of Mako, its business and its current financial condition, see "Summary Financial Data," "SPECIAL FACTORS -- Background of the Transaction -- Business of Mako" and "The Tracker Transaction," and "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE."

Merging Company. Merging Company is a Florida corporation recently organized by Tracker solely for the purpose of effecting the Merger. Merging Company is a wholly-owned subsidiary of Tracker. Merging Company has no material assets other than the 7,330,000 shares of Mako Common Stock (representing approximately 80.9% of the outstanding shares of Mako Common Stock) contributed to it by Tracker. Tracker will contribute to Merging Company such amounts as are necessary for Merging Company's purchase of those shares of Mako Common Stock held by persons or entities other than Tracker or Merging Company (the "Public Shareholders"), and to purchase the Derivative Securities, all in accordance with the Plan of Merger, a copy of which is attached to this Transaction Statement as Annex A. Merging Company will not engage in any activities except in connection with the Merger, and will cease to exist upon the consummation of the Merger. See " THE
MERGER     -- Plan of Merger."

         The address of Merging Company is c/o Tracker Marine, L.P., 2500 East Kearney, Springfield, Missouri 65803, and its telephone number is (417) 873-5900.

Tracker, JLM, and Morris . Tracker, a privately-owned company based in Springfield, Missouri, is a substantial manufacturer of freshwater fishing and pontoon boats. Tracker has a network of more than 400 dealers in the United States and Canada, currently offering numerous models of aluminum and fiberglass freshwater fishing boats.

         The sole general partner of Tracker is JLM Management Company, a privately-held Missouri corporation ("JLM"). Kenneth Burroughs is the sole
director   and  the   Chief   Executive   Officer   of  JLM.   John  L.   Morris
   ("Morris") is the indirect beneficial owner of all of the capital stock of JLM. The address of the principal executive offices of each of Tracker and JLM and the business address of Morris is 2500 East Kearney, Springfield, Missouri 65803, and the telephone number for each is (417) 873-5900.

The Tracker Transaction

         On January 16, 1997, Tracker acquired control of Mako by means of Tracker's purchase of 930,000 shares (the "CAVC Shares") of Mako Common Stock from CreditAmerica Venture Capital, Inc. ("CAVC"), which shares then constituted
approximately      35%      of  the   outstanding   Mako  Common   Stock   ,
immediately followed by its purchase from Mako of 6,400,000 newly issued shares (the "Mako Shares") of Mako Common Stock (the "Tracker Transaction"). The net purchase price for the CAVC Shares was $1,310,000, or $1.41 per share. The purchase price for the Mako Shares was approximately $7,640,000, or $1.19 per share, which consisted of the contribution to Mako of cash in the amount of $4,140,000, the contribution of assets relating to the manufacture of saltwater boats, and the satisfaction of certain Mako payables in the amount of $550,000. Included in the assets contributed by Tracker were its Punta Gorda, Florida manufacturing facility and the equipment and other physical property used therein for the manufacture of saltwater fishing boats (the "Tangible Assets"). Also included in the assets contributed to Mako were Tracker's "SeaCraft" and "Silver King" brand names and Tracker's exclusive rights over a five-year period to advertise off-shore boats in a catalog published by an affiliate of Tracker (collectively, the "Intangible Assets"). With its acquisition of the CAVC Shares and the Mako Shares, Tracker acquired a total of 7,330,000 shares of Mako Common Stock (representing approximately 80.9% of the outstanding shares of Mako Common Stock). Tracker's purpose in acquiring such shares was to control and operate Mako. See "SPECIAL FACTORS -- Background of Transaction."

The Merger

The Structure of the Merger. The Plan of Merger provides for the merger of Merging Company with and into Mako whereupon Mako, as the surviving corporation, will become a wholly owned subsidiary of Tracker. The transaction is structured as a cash merger for the Public Shares and Derivative Securities so that the ownership of the entire equity interest in Mako would be transferred to Tracker in a single transaction. See "THE MERGER -- Plan of Merger."

Requisite Corporate Action. Under Section 607.1104 of the Florida 1989 Business Corporation Act (the "Florida Corporation Law"), because the Plan of Merger has been adopted by the Board of Directors of Merging Company (which owns in excess of 80% of the outstanding Mako Common Stock), no authorization or approval of the directors or shareholders of Mako is required.

         Section  607.0901 of the Florida  Corporation Law (the  "   Florida
Affiliated Transaction Statute") prohibits an "interested shareholder" (defined generally as a person owning 10% or more of a corporation's voting stock) from engaging in an "affiliated transaction" (such as the proposed Merger) unless one of the several conditions enumerated therein is met. One of the conditions enumerated under the Florida Affiliated Transaction Statute is that the corporation in question has had less than 300 shareholders of record at any time during the three years preceding the announcement date. As of the announcement date of the Merger, and at all times since its inception, Mako has had considerably less than 300 shareholders of record. Accordingly, the Florida Affiliated Transaction Statute neither prohibits the consummation of the Merger nor requires that the directors or shareholders of Mako authorize, approve or otherwise act upon the contemplated Merger. See "THE MERGER -- Plan of Merger."

Certain Effects of the Merger. Each share of Mako Common Stock outstanding and held of record by the Public Shareholders (the "Public Shares") immediately prior to the time at which the Merger is consummated (the "Effective Time") will, without any action on the part of any holder thereof, be automatically converted into the right solely to receive cash in the amount of $1.25 per share (subject to back-up withholding taxes, if applicable) without interest, upon surrender of such shares upon the terms and subject to the conditions set forth in the Plan of Merger and in the Letter of Transmittal, copies of which are attached to this Transaction Statement as Annex A and Annex B, respectively.
   Holders of the Public Shares may be entitled to an additional $0.10 per share (the "Additional Consideration") if, among other things, (i) the "District Court" (as hereinafter defined) approves a proposed settlement of the "Bogen Litigation" (as hereinafter defined), and (ii) such holder does not elect to withdraw from the class of plaintiffs represented in the Bogen Litigation. See "The Bogen Litigation" and "The MERGER Merger Related Litigation."

         Each Public Warrant outstanding immediately prior to the Effective Time will, without any action on the part of the holder thereof, be automatically converted into the right solely to receive cash in the amount of $0.125 for each share of underlying common stock covered by such Warrant, without interest, upon surrender of such Public Warrant upon the terms and subject to the conditions set forth in the Plan of Merger and in the Letter of Transmittal. Holders of Derivative Securities other than the Public Warrants will be entitled to
receive the consideration listed in    Annex I     to the Plan of Merger.

         Each share of Mako Common Stock outstanding immediately prior to the Effective Time held by Merging Company will be canceled and extinguished. The common stock of Merging Company owned by Tracker which is outstanding immediately prior to the Effective Time will be converted into one-hundred (100) fully paid shares of Mako Common Stock, resulting in Tracker being the sole shareholder of Mako.

         Following the Merger, Tracker, as the sole shareholder of Mako, will be the sole beneficiary of any future earnings and growth of Mako, if any (unless and until shares of common stock are issued to other shareholders), and the Public Shareholders and holders of Public Warrants and the other Derivative Securities will no longer benefit from any increases in the value of Mako and will no longer bear the risk of any decrease in value of Mako.

   Merger Related Litigation. On August 12, 1997, Richard Bogen, as a purported representative of the Public Shareholders, commenced a lawsuit in the United States District Court for the Southern District of Florida ("District Court") against Tracker, Merging Company, Mako and each of the directors of Mako alleging, among other things, that the consideration to be paid for the Public Shares pursuant to the Plan of Merger was inadequate and that the defendants breached their fiduciary duties to the Public Shareholders (the "Bogen Litigation"). The parties have agreed, in principle, to the settlement of the Bogen Litigation whereby each holder of record of Public Shares on the effective date of the Merger who has not elected to be excluded from the "Bogen Class" (defined below) or elected to exercise such holder's Dissenters' Rights, shall be entitled to receive the additional consideration (the "Additional Consideration") of $0.10 per share (the "Bogen Settlement"). Payment of the Additional Consideration is contingent on, among other things, (i) the District Court entering an Order and Final Judgment certifying the class purportedly represented in the Bogen Litigation (the "Bogen Class"), approving the Bogen Settlement and dismissing the Bogen Litigation with prejudice to all claims asserted therein; and (ii) at the option of Tracker, Public Shareholders holding, in the aggregate, no more than a certain maximum number of shares of Mako Common Stock electing to be excluded from the Bogen Class or exercising their Dissenters' Rights. See "THE MERGER -- Merger Related Litigation". On October 16, 1997 a second lawsuit was filed the in Dade County, Florida Circuit Court by an individual purporting to represent the Public Shareholders, alleging substantially identical causes of action as were alleged in the Bogen Litigation against Tracker, Merging Company, Mako and certain individual defendants.

Tracker, Mako and each of the other defendants believe this lawsuit to be without merit and intend to defend it vigorously. See "THE MERGER -- Merger Related Litigation".

         Dissenters' Rights. THE PUBLIC SHAREHOLDERS HAVE THE RIGHT TO DISSENT FROM THE ADOPTION OF THE PLAN OF MERGER AND THE MERGER PROVIDED FOR THEREUNDER AND OBTAIN PAYMENT IN CASH OF THE FAIR VALUE OF THEIR SHARES. SUCH RIGHTS, IF PROPERLY PERFECTED, COULD LEAD TO A JUDICIAL DETERMINATION OF THE CONSIDERATION REQUIRED TO BE PAID IN CASH TO SUCH DISSENTING HOLDER FOR THEIR SHARES, WHICH AMOUNT COULD BE MORE OR LESS THAN THE MERGER CONSIDERATION THAT WOULD OTHERWISE HAVE BEEN PAID TO THE DISSENTING SHAREHOLDER PURSUANT TO THE PLAN OF MERGER
   AND THE ADDITIONAL CONSIDERATION (THE PAYMENT OF WHICH IS SUBJECT TO CERTAIN CONDITIONS, AS MORE FULLY DISCUSSED HEREIN) . WHILE HOLDERS OF DERIVATIVE SECURITIES MAY NOT HAVE SUCH RIGHTS TO DISSENT AS A MATTER OF LAW, TRACKER HAS DECIDED TO GRANT DISSENTERS' RIGHTS TO SUCH HOLDERS OF DERIVATIVE SECURITIES. SEE "RIGHTS OF DISSENTING HOLDERS OF SECURITIES."

         Fairness of the Merger Transaction. The Board of Directors of JLM, the sole general partner of Tracker, and Morris have concluded that the
Merger is fair to the Public Shareholders. A.G. Edwards & Sons, Inc. ("Edwards"), a nationally recognized investment banking firm, has rendered its opinion to Tracker that the cash consideration to be paid to the holders of the Public Shares and the Public Warrants is fair, from a financial point of view. See "SPECIAL FACTORS -- Fairness of the Transaction."

Future Plans for Mako. Other than as contemplated in this Transaction Statement, it is expected that, following the Merger, the business and operations of Mako will be continued substantially as they are currently being conducted. However, Tracker and Mako will continue to evaluate Mako's business and operations after the effectiveness of the Merger and to make such changes as are deemed appropriate. See "SPECIAL FACTORS -- Purpose Of and Reasons For The Merger." Tracker does not have any present plans or proposals subsequent to the Merger which relate to or would result in any extraordinary corporate transaction with a third-party, such as a merger, reorganization or liquidation, involving Mako, a sale or transfer of a material amount of assets of Mako or other material change in Mako's corporate structure.

Certain Federal Income Tax Consequences. The receipt of cash for Public Shares or Derivative Securities pursuant to the Merger will be a taxable transaction to the holders of such securities for federal income tax purposes under the Internal Revenue Code of 1986, as amended, and may be a taxable transaction for foreign, state or local income tax purposes as well. Holders of Public Shares and Derivative Securities should consult their own tax advisors regarding federal income tax consequences of the Merger, as well as any tax consequences under state, local or foreign laws. See "THE MERGER -- Certain Federal Income Tax Consequences."

Summary Financial Data

         The following table presents summary historical financial data of Mako for the periods indicated. Such financial data is derived from the more detailed financial statements set forth in Mako's Report on Form 10-KSB for its fiscal year ended June 28, 1997 and its Report on Mako's Form 10-QSB for the three month period ended September 27, 1997 , (collectively, the
"Reports"), which Reports are incorporated by reference herein. See "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE." A copy of each such Report is being delivered together with this Transaction Statement. The summary financial data should be read in conjunction with such financial statements, including the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in the Reports.


                                                            Fiscal Year Ended                        Three Months Ended

                                                    June 28, 1997     June 29, 1996        September 27, 1997     September 28, 1996
                                                    -------------     -------------        ------------------     ------------------
Statement of Operations Data:
  Net sales                                           $19,060,911          $19,141,970             $5,613,663             $4,829,853
 Gross profit                                           1,315,691            1,324,303                183,960                403,328
  Net loss                                            (4,038,000)          (2,955,775)              (901,034)              (607,529)
  Net loss per common share                        $        (.73)       $       (1.19)          $       (.10)          $       (.22)
  Average number of common                              5,503,352            2,484,662              9,055,000              2,724,048
  shares

                                                                    At June 28, 1997
Balance Sheet Data:
  Total assets                                                            $15,577,761
  Working capital                                                           1,740,337
  Total liabilities                                                         7,265,617
  Accumulated Deficit                                                      (1,505,391)
  Total stockholders' equity                                                8,312,144
  Book value per share (1)                                              $         .92

(1) Based upon the actual number of shares outstanding at June 28, 1997 (9,055,000 shares)

                                 SPECIAL FACTORS

Background of the Transaction

Business of Mako. Mako designs, manufactures and sells saltwater boats for sport fishing and family recreational use under the brand names "Mako" and, since the Tracker Transaction, "Silver King" and "Seacraft." Prior to the consummation of the Tracker Transaction, Mako's principal product lines were center console, walk-around cabin and flats fishing boats, which range from 16 to 33 feet in length, ranging in retail price from $14,000 to $140,000. With the consummation of the Tracker Transaction, Mako's product lines have broadened to include

"Seacraft" brand boats, ranging in retail price from $25,000 to $72,000,and "Silver King" brand boats, ranging in retail price from $13,000 to $35,000. Sales have been concentrated on the Eastern Coast of the United States, with particular emphasis on Florida. The balance of Mako sales are made in the Gulf Coast, Great Lakes and West Coast regions and in foreign markets.

General Developments of the Business. Mako commenced active operations in August 1994 when it acquired the boat manufacturing assets of Mako Marine, Inc. ("Old Mako") from an affiliate. Old Mako began producing fiberglass boats for the serious sport fisherman in 1967. However, from 1989 until it ceased operations in 1994, Old Mako had experienced severe negative cash flow and substantial losses primarily as a result of a significant downturn in the motorized pleasure boat industry shortly after Old Mako had completed a program of expansion.

         In February 1994, CreditAmerica Venture Capital, Inc. ("CAVC") was formed by an investor group, headed by Douglas W. Baena, to facilitate the financing of Old Mako's operations. Thereafter, CAVC acquired Old Mako's defaulted long-term secured debt and, in an August 1994 foreclosure sale, acquired substantially all of the boat manufacturing assets of Old Mako. Mako then purchased such assets from CAVC. Mako's initial strategy was to take advantage of what it then perceived as the early stages of a recovery within the boating industry. To accomplish this objective, Mako, through its then new management team, sought to improve its relationship with dealers, expand its dealer network and institute operating efficiencies in the manufacturing process. Although Mako was successful in achieving increased revenues during fiscal 1996, it was unable to achieve similar success in reducing its excessive manufacturing costs and selling, general and administrative expenses. As a result thereof, Mako incurred a net loss of $2.95 million in fiscal 1996. See "SUMMARY -- Summary Financial Data" and "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE."

         During August 1995, Mako completed an initial public offering (the "IPO") in which it issued and sold 1,725,000 Units, each consisting of one share of Mako Common Stock and one Public Warrant to purchase a share of Mako Common Stock at an exercise price of $4.00 per share. The price to the public was $4.00 per Unit. The Mako Common Stock and the Public Warrants were registered under the Securities Act of 1934, as amended (the "Exchange Act") and began trading separately on the NASDAQ Small Cap Market.

         By the end of  fiscal  1996,  Mako's  cash  flow  position  had  become strained to the extent that its independent auditor's report for that fiscal year stated that Mako's continued losses and negative cash flows raised substantial doubt as to its ability to continue as a going concern. Mako determined that it would seek additional debt or equity financing as a means of funding its cash requirements needed to continue as a going concern. By that time, Mako's capital had deteriorated to the extent that it no longer met certain minimal financial requirements for continued listing on the NASDAQ Small

Cap Market. On January 2, 1997, the Mako Common Stock and the Public Warrants were delisted for trading on the NASDAQ Small Cap Market and began trading on the NASDAQ Bulletin Board. Mako currently does not meet the requirements for the inclusion of the Mako Common Stock for quotation on the NASDAQ Small Cap Market. See "Purpose of and Reasons for the Merger."

         In connection with its pursuance of sources of financing to fund its cash requirements, Mako began discussions with Tracker with regard to a possible transaction with Tracker. Tracker's position with respect to any potential transaction with Mako was that Tracker would not be willing to invest any amount in Mako unless it acquired control of Mako. Based upon Mako's financial condition and cash flow position, the alternatives then available to it, and the potential synergies that could be realized in effecting the transaction with Tracker, the Mako directors determined that a transaction with Tracker whereby Tracker would acquire an approximate 80% equity interest in and control of Mako was in the best interest of Mako and its shareholders.

The Tracker Transaction. On January 16, 1997, Tracker acquired its current equity interest in Mako by means of Tracker's purchase of the CAVC Shares from CAVC, immediately followed by Tracker's purchase of the Mako Shares from Mako. Tracker's purchase of the Mako shares was conditioned upon its purchase of the CAVC Shares. For tax and business reasons, Tracker had required, as a condition to effecting the Tracker Transaction, that it acquire not less than an 80% equity interest in Mako (the "Requisite Equity Interest") and that Tracker have the ability to retain the Requisite Equity Interest to the extent its percentage equity interest was reduced as a result of the issuance of shares pursuant to the exercise of Derivative Securities. However, the number of shares of Mako Common Stock authorized under Mako's Articles of Incorporation (the "Articles") was not sufficient to permit the direct issuance by Mako to Tracker of the number of shares that would have been required to provide Tracker with the Requisite Equity Interest without encroaching on the shares reserved for issuance upon the exercise of the Derivative Securities. Thus, it was necessary that Tracker purchase a portion of the shares required by it to satisfy its Requisite Equity Interest from existing shareholders. In light of Mako's then critical cash position, it was not feasible to amend its Articles to increase the number of shares of Mako Common Stock, or for Tracker to commence and complete a partial tender offer for such shares. Thus, the CAVC Shares represented, in a single block, the only practical source of a sufficient number of then existing shares to satisfy the Requisite Equity Interest requirement of Tracker consistent with Mako's immediate cash needs.

         The Tracker Transaction was authorized by the Board of Directors of Mako at a meeting held on December 2, 1996. On that date, the Board, which then consisted of four directors (including Messrs. Baena and Messina) approved the sale by Mako of the Mako Shares to Tracker. Messrs. Bluestein and Foerster, in their capacity as independent directors, voted in favor of the Tracker Transaction followed by the unanimous vote of the entire Board in favor of the Tracker Transaction. Messrs. Baena and Messina have been directors of Mako since its inception and also are controlling persons of CAVC, which was the principal shareholder of Mako until the consummation of the Tracker Transaction. At that time, Messrs. Baena and Messina owned (and, to Tracker's knowledge, currently own) directly or indirectly 8.3% and 2.1%, respectively, of the stock of CAVC and constituted (and, to Tracker's knowledge, currently constitute) all of the directors of CAVC.

         With its acquisition of the CAVC Shares and the Mako Shares, Tracker acquired a total of 7,330,000 shares of Mako Common Stock (representing approximately 80.9% of the then and currently outstanding shares of Mako Common Stock). The purchase price paid by Tracker for the Mako Shares consisted of cash in the amount of $4,140,000 (the "Cash Contribution"), the CAVC Liability Assumption (defined below) and Tracker's contribution of the Tangible Assets having a fair value of $2,947,000. The fair value of the Tangible Assets was based upon an appraisal of the real property contributed, a separate appraisal of the machinery and equipment contributed and the book value of the receivables contributed to and liabilities assumed by Mako. Because of the difficulty in determining their value, no value was recorded with respect to the Intangible Assets for accounting purposes. However, Tracker and Mako believe that the Intangible Assets are of significant value.

         The total purchase price for the Mako Shares was approximately $7,640,000 or $1.19 per share, without ascribing any value to the Intangible Assets. The purchase price for the CAVC Shares was $1,860,000, subject to CAVC's obligation to satisfy certain liabilities of Mako totalling $550,000 (the "CAVC Liability Assumption"), for a net purchase price of $1,310,000 or $1.41 per share, without ascribing any value to the risk assumed by CAVC to indemnify Mako with respect to the potential environmental issue discussed below. The CAVC Liability Assumption consisted of certain past due payables of Mako, the book value of which, with respect to each such obligation, was equal to the amount of the original debt, reduced by payments thereon.

         The consideration paid for the Mako Shares and the CAVC Shares, including the value of the Intangible Assets, was determined by the respective parties through arms-length negotiations. Mr. Baena, Mako's then Chief Executive Officer, led the negotiations on behalf of Mako. Kenneth Burroughs, Tracker's Chief Executive Officer, led the negotiations on behalf of Tracker. Messrs. Baena and Burroughs were assisted by their respective counsel during the course of the negotiations. In determining the price it was willing to pay both for the Mako Shares and the CAVC Shares, Tracker undertook a careful analysis of all relevant factors, including Mako's financial condition and prospects, and, in connection with the price paid for the CAVC Shares, the obligation undertaken by CAVC to indemnify Mako with respect to the aforementioned environmental liabilities. In determining that the Tracker Transaction was in the best interest of Mako and its stockholders, the Board of Directors of Mako considered many factors, including Mako's financial condition and prospects, the alternatives available to it to obtain financing for its operations and the opinion of an independent investment advisory firm that the consideration to be contributed by Tracker in exchange for the Mako Shares was fair to Mako and its shareholders from a financial point of view.

         In connection with the sale of the CAVC Shares to Tracker, Tracker agreed to indemnify Mako's officers and directors and CAVC and its officers and directors and controlling persons against certain matters.

         In order to permit Tracker the ability to retain the Requisite Equity Interest required by it, the Stock Purchase Agreement pursuant to which Tracker acquired the Mako Shares (the "Stock Purchase Agreement") provided for the following:

                  (1) for a period commencing January 16, 1997 and ending on the ninetieth business day following the expiration of the Public Warrants (the "Contingent Stock Period"), the issuance by Mako to Tracker of (i) 1,800,000 shares of Common Stock, if, at any time during the Contingent Stock Period, the market price of the Common Stock is $5 or more during a period of ten consecutive trading days, (ii) an additional 1,800,000 shares of Common Stock, if, at any time during the Contingent Stock Period, the price of the Common Stock is $6 or more during a period of ten consecutive trading days, (iii) an additional 3,629,000 shares of Common Stock, if, at any time during the Contingent Stock Period, the market price of the Common Stock is $7 or more during a period of ten consecutive days (such shares being referred to herein as the "Contingent Shares"); and

                  (2) the grant by Mako to Tracker of an option to acquire additional shares of Common Stock at $1.50 per share (the "Anti-Dilution Shares"), which option may be exercised by Tracker only upon the issuance by Mako of any shares of Mako Common Stock upon the exercise of Derivative Securities, and only to the extent required to permit Tracker to maintain an 80% interest in Mako (without regard to Mako's issuance of any shares other than the Derivative Shares). The option price to acquire Anti-Dilution Shares, which was negotiated at arms-length between the parties and for the limited purpose discussed above, did not necessarily reflect the then fair value of the Mako Common Stock.

         In connection with Tracker's due diligence review, certain potential environmental issues related to Mako's facility were discovered. By letter agreement dated January 16, 1997 among Tracker, CAVC and Mako (the "Amendatory Agreement"), it was agreed that CAVC would deposit in escrow the sum of $1,310,000 (representing the entire net proceeds to CAVC from its sale of the CAVC Shares to Tracker) to secure CAVC's undertaking to indemnify Mako (the
"Environmental Indemnification") with respect to losses incurred by Mako for clean-up or other remedial costs (the "Remedial Costs") in connection with these environmental issues. Under the terms of the Amendatory Agreement, Mako is obligated to pay the first $100,000 of such Remedial Costs and thereafter, such costs are paid in consecutive increments of $200,000 and $50,000 by CAVC and Mako, respectively, until such Remedial Costs reach $1,710,000.

Consequently, Mako is responsible for payments of up to $400,000 in respect to the first $1,710,000 of Remedial Costs and CAVC is responsible for $1,310,000 of such cost. Mako is also responsible for such amounts, if any, of Remedial Costs in excess of $1,710,000. Discussions have been held with the Florida Department of Environmental Resources Management ("DERM") to determine what, if any, remedial action is appropriate. Representatives of DERM have informally indicated to Mako's representatives that, under the facts presented to it, DERM does not intend to require any remedial action on the part of Mako. Based primarily on this informal information by DERM, Mako has released from escrow the sum of $1,000,000.

         Pursuant to the Stock Purchase Agreement, simultaneously with the completion of the Tracker Transaction, the Board of Directors of Mako was increased from four to seven persons, and Kenneth Burroughs, Joe C. Greene, Susie Henry and Larry Mueller, each a designee of Tracker (collectively, the "Tracker Designees"), were each appointed a director of Mako. Douglas W. Baena, Bruce S. Foerster and Joseph J. Messina continued to serve as directors of Mako, and Jeffrey Bluestein resigned effective with the consummation of the Tracker Transaction.

         Mr. Baena resigned as the Chairman of the Board, President and Chief Executive Officer of Mako effective March 17, 1997 and Kenneth Burroughs, the President and Chief Executive Officer of Tracker, was appointed Chairman of the Board, President and Chief Executive Officer of Mako. Lawrence Tierney resigned as the Vice President and Chief Financial Officer of Mako effective March 7, 1997. Also, effective March 17, 1997, Stephen W. Smith, the Chief Financial Officer of Tracker, was appointed Vice President and Chief Financial Officer of Mako, Michael T. Dickinson was appointed Vice President, Treasurer and Assistant Secretary of Mako and Joe C. Greene was appointed as Secretary of Mako. Effective May 27, 1997, Mr. Richard N. Reyenger was appointed President of Mako. Prior to such appointment, Mr. Reyenger had no affiliation with either Mako or Tracker.

         Because of the magnitude of the loss sustained by Mako for the quarter ended March 29, 1997 and the impact of such loss on Mako's cash position, Tracker began a review and analysis of Mako's business operations and prospects for its fiscal years 1998, 1999 and beyond. Based upon this review and analysis, Tracker tentatively concluded that significant additional funding of Mako's operations would be required in order for Mako to achieve reasonable levels of profitability within a three to five year time frame. See "Purpose Of and Reasons For The Merger." At a meeting of the directors held on August 8, 1997,
   with      its  financial  and  legal  advisors         present,  the Board of
Directors of JLM, the sole general partner of Mako, determined that the Merger transaction for the consideration and under the other terms specified in the Plan of Merger was the best alternative available to Tracker, and that such transaction was in the best interest of Tracker, Mako and the shareholders of Mako. In addition to the Merger transaction, Tracker had considered other options with respect to alternative courses of action available to it as the majority and controlling shareholder of Mako. See "Fairness of The Transaction."

Purpose Of and Reasons For The Merger

         The purpose of the Merger is for Tracker, through Merging Company, to acquire the entire equity interest in Mako not already indirectly owned by Tracker for a fair consideration and in a prompt and orderly manner.

         The principal reasons for the Merger are: (a) to optimize Tracker's support of and business relationship with Mako; and (b) to provide the Public Shareholders with a means of liquidating their investment in Mako in an orderly manner. Other than as set forth herein, Tracker has no reason for proposing the Merger at this particular time (as opposed to any other time) and is unaware of any material development affecting the future value of the Mako Common Stock which is not described in this Transaction Statement.

         Since Tracker's acquisition of the control of Mako on January 16, 1997, Mako has continued to operate on a negative cash flow basis. In the opinion of Tracker, Mako will continue to generate a negative cash flow throughout its fiscal 1998, and it is expected that substantial infusions of working capital will be required during fiscal 1998. In view of its current financial condition, it is unlikely that Mako will be able to obtain such working capital from traditional third party sources. The logical and perhaps only source for such funding will be Tracker. However, Tracker has indicated to Mako that it currently has no intention of providing such funding so long as there remain outstanding Public Shares and Derivative Securities.

         In addition to Mako's working capital needs, management believes that additional capital infusions of $10.0 to $13.5 million in the aggregate will be required if Mako is to be in a position to operate at a level of efficiency required to compete effectively and to support the increased sales level that will be required to achieve reasonable levels of profitability. Mako currently operates at a facility which is inefficient in terms of layout and work force proficiency, at a rental believed to be above market rates and requiring replacement of significant amounts of worn or obsolete machinery and equipment. Retooling in connection with the 1998 model year will also be required so that Mako may be able to effectively compete by introducing new boat models for the Miami and other boat shows scheduled during the first calendar quarter of 1998. Moreover, Mako and Tracker believe that Mako's current sales volume is not sufficient to generate profitability, and that external growth through acquisitions will be essential in achieving a level of sales sufficient to generate reasonable levels of profitability within a reasonable time frame.

         In the opinion of Tracker, it is only because of cash and other assets contributed by it to Mako upon the closing of the Tracker Transaction (in

         January, 1997) that Mako has been able to maintain its business operations thus far. A report received by Mako from its independent auditors on its financial statements for fiscal 1996 contains an explanatory paragraph expressing substantial concern of such auditors about Mako's ability to continue as a going concern. In view of the continued significant losses incurred by Mako
during fiscal 1997,         the report of Mako's independent  auditors on Mako's
financial statements for fiscal 1997 contained a similar concern with respect to Mako's ability to continue as a going concern unless Tracker agreed to provide financial support for Mako for some reasonable period of time. Tracker is not obligated to furnish such financial support to Mako and has indicated to Mako that Tracker currently has no intention of providing such support so long as there remain outstanding Public Shares and Derivative Securities.

         Since the IPO, the Public Shareholders have not had to bear any portion of the burden of providing working capital to Mako to fund its working capital deficiency. It is likely that Tracker will be required to carry the entire burden in that regard, even though the economic benefit resulting therefrom, if any, will also be realized by the Public Shareholders, with no proportionate sacrifice. If Mako was wholly owned by Tracker, it is believed by Tracker that a
more equitable allocation of risk and benefit    would     be achieved.

         There is no assurance that Mako will achieve acceptable levels of profitability, even with continued or enhanced financial support from Tracker. In exchange for carrying the entire risk of making significant additional investments in Mako, Tracker believes that it is reasonable and appropriate that Tracker receive the entire economic benefit, if and to the extent that such benefit may result therefrom.

         The Merger will eliminate the potential conflicts of interest between Tracker and the Public Shareholders. As long as Mako's stock is publicly held, management believes it must be sensitive to the short-range (quarterly) expectations and results, particularly with respect to earnings per share, as a means of meeting the concerns of the Public Shareholders and positively impacting the share price of the Mako Common Stock. Since this shorter-term view is not a primary concern in the operation of a privately-held company, management will have considerably greater flexibility in conducting the business of Mako as a wholly-owned subsidiary of Tracker.

         The Merger will provide the Public Shareholders and the holders of the Public Warrants a means of liquidating their investment in Mako in an orderly manner. The Mako Common Stock and the Public Warrants are quoted and traded on the NASDAQ Bulletin Board. Because the bid price of the shares of Mako Common
Stock currently is significantly less than the minimum bid price of    $4.00
required to list on the NASDAQ        Small Cap Market,  neither the Mako Common
Stock nor the Public Warrants are eligible for trading in the NASDAQ Small Cap Market, and no assurance can be given that the Mako Common Stock or the Public Warrants will be eligible for inclusion for quotation thereon in the foreseeable future.

Moreover, Mako has not, since its inception, paid any dividends on the Mako Common Stock and it is highly unlikely that any dividends will be paid on the Mako Common Stock in the foreseeable future. In view of the foregoing, the Public Shareholders' investment in Mako is neither liquid nor income producing. The last sale price for the Mako Common Stock on the NASDAQ Bulletin Board on August 7, the day immediately prior to the announcement of the Merger, was $1.25 per share. The last sale price for the Public Warrants on the NASDAQ Bulletin Board prior to August 8, 1997 was $0.125. See "Fairness of the Transaction," and "MARKET PRICE AND SHAREHOLDER INFORMATION."

         Mako  will,  as  a  result  of  the  Merger,  become  a  privately-held corporation, with no market for the shares of Mako Common Stock. The registration of the Mako Common Stock and the Public Warrants under the Exchange Act will be terminated, thereby eliminating the obligation of Mako to comply with the reporting and proxy requirements of the Exchange Act. See "THE MERGER -- Certain Effects of the Merger."

         Tracker believes that it would be detrimental to the interests of Mako, the Public Shareholders and the holders of Public Warrants if the proposed Merger is not effected. First and foremost, Tracker believes that if it does not make substantial additional investments in Mako, Mako's ability to achieve a reasonable level of profitability in the foreseeable future is doubtful. Moreover, no assurance can be given that even with Tracker's significant continued or enhanced investment in Mako, reasonable levels of profitability can be achieved in the foreseeable future.

         In connection with its consideration of the structure of the Merger, Tracker did consider three alternatives that would have allowed the Public Shareholders to maintain an equity interest in Mako. Tracker considered the possibility of: (a) providing minimal financial support to Mako, primarily to fund Mako's essential working capital needs; (b) providing the enhanced financial support to Mako required to achieve reasonable levels of profitability within a reasonable (three-to-five year) time frame; and (c) causing Mako to conduct a "rights offering" whereby the Public Shareholders and Tracker would be given a proportionate opportunity to provide the required equity capital. Tracker's concern with the alternative of its providing minimal funding to Mako was that unless Mako was able to obtain additional financing from third-party sources without Tracker's guarantee of such third-party debt, such minimal funding provided by Tracker would likely result in the scaling down of Mako's operations to the extent that Mako would be unable to compete effectively in the market place. Tracker rejected the alternative of providing the enhanced financing required to achieve acceptable levels of profitability because, if provided in the form of debt, the funds required to service such debt would unduly strain the already precarious cash position of Mako. Moreover, if such funding was provided in the form of equity, the Public Shareholders would be diluted to such an extent that the prospects for any significant improvement in the share value of the Public Shares within a reasonable time frame would be minimal. The alternative of a rights offering to Mako's shareholders was rejected because (i) the likelihood of the participation therein by a substantial number of Public Shareholders was considered remote, and (ii) a rights offering is not a flexible means of providing capital to an entity on an as-needed basis, and Mako's future capital needs are likely to be variable, both as to timing and amount of required funds in response to changing circumstances and the occurrence of unanticipated events or business opportunities. Accordingly, the Board of Directors of JLM, the sole general partner of Tracker, concluded that the Merger transaction was the best alternative available in order to accommodate the objectives of all interested parties in a fair and equitable manner.

         A cash tender offer to all of the Public Shareholders was considered by Tracker as an alternative means of its acquiring the entire equity interest in Mako. Tracker ultimately rejected this alternative because of the probability that not all the shares would be tendered, thereby requiring a second step short-form merger to achieve the same result. This two-step transaction would have been significantly more burdensome in terms of time, effort and expense.

Fairness of The Transaction

Background. On August 8, 1997, the Board of Directors of JLM (consisting solely of Kenneth Burroughs) the sole general partner of Tracker, determined that the Merger transaction was in the best interest of Tracker, Mako and Mako's shareholders and that the Merger consideration to be paid to the holders of Public Shares, the Public Warrants and the other Derivative Securities (collectively, the "Merger Consideration") was fair, from a financial point of view. Because of (i) the lack of a requirement under the Florida Corporation Law for any action on the part of the directors of Mako, (ii) relationships of the Tracker Designees with Tracker, (iii) the affiliation of Messrs. Baena and Messina with CAVC, and (iv) the opinion of Edwards with regard to the fairness of the Merger Consideration from a financial point of view, the Board of Directors of JLM believed that the establishment of a special committee of independent directors of JLM or Mako to consider the fairness of the Merger transaction would not be warranted under the circumstances.

         On  August  8,  1997,  the  Board  of  Directors  of  Merging   Company
(consisting solely of Kenneth Burroughs) adopted the Plan of Merger. In considering the fairness of the Merger Consideration, Tracker and Merging Company considered the analyses of and all of the factors examined by Edwards discussed in the written opinion of Edwards which was received by Tracker, in draft form, on August 5, 1997. With respect to the Public Shares, Tracker gave greater weight to three factors, namely: (i) the financial condition of Mako, its precarious cash position and its future prospects on a stand-alone basis;
(ii) the weighted average price paid by Tracker for the CAVC Shares and the Mako Shares, without regard to the effect thereon of the Environmental Indemnification undertaken by CAVC or the value of the Intangible Assets contributed to Mako; and (iii) the declining trend in the share price of the Mako Common Stock over the four month period preceding the board meeting from $2.25 to its then current share price of $1.25 on August 7, 1997. Tracker noted that each of these three factors was considered by Edwards in its analysis concluding that the Merger Consideration to be paid to the holders of Mako Common Stock other than Tracker or Merging Company was fair from a financial point of view and that, other than the application of the four month market price average (the "Four Month Average"), the value determined by Tracker for the Mako Common Stock was higher than the value range indicated under the financial analysis of Edwards discussed below. See "The Edwards Opinion," below. Because of the significant losses incurred by Mako since the completion of the Tracker Transaction and the expected continuation of such losses without significant capital infusion, Tracker believes that the mere application of the Four Month Average without regard to the share price trend would not be reflective of the fair value of the Mako Common Stock. Because of the speculative nature of an investment in the out-of-the-money Public Warrants, Tracker concluded that the Public Warrants were of dubious value. Accordingly, Tracker concluded that the then current market value of $0.125 per warrant was the best indicator of fair value. The fair value of the other Derivative Securities was based on a number of factors, including the strike price and time of expiration thereof. Based on the above, the Board of Directors of JLM, the sole general partner of Tracker, concluded that the Merger is fair to the Public Shareholders.

         Morris did not actively participate in the determination of the Merger consideration. He did, however, instruct the Board of Directors of JLM to retain a nationally recognized investment banking firm having an expertise in the sports and recreation business to provide assistance to the Board of Directors of JLM in its determination of a fair price to the Public Shareholders. Based solely upon oral reports made to him, Morris believes that the Merger is fair to the Public Shareholders.

The Edwards Opinion. The Board of Directors of JLM, as the sole general partner of Tracker, engaged and requested the opinion of Edwards as to the fairness, from a financial point of view, to the holders, other than Tracker and Merging Company, of the outstanding shares of Mako Common Stock (the "Shares") and of the Public Warrants (collectively, the "Public Securityholders"), of the Merger Consideration to be received by the Public Securityholders in connection with the proposed Merger. Edwards delivered a written opinion (the "Edwards Opinion") to the JLM Board of Directors dated as of August 8, 1997, a copy of which is attended as Annex C to this Transaction Statement.

         Edwards is a nationally recognized securities and investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Edwards was selected for this assignment based upon such expertise, its reputation in investment banking and mergers and acquisitions, and its historical relationship with Tracker.

         In connection with its opinion,  Edwards reviewed,  among other things:
(i) the Plan of Merger; (ii) certain publicly available  information  concerning

Mako which Edwards deemed relevant, including Mako's annual, quarterly and other relevant filings with the SEC and the unaudited financial results for the fiscal year ended June 28, 1997, which contained, among other things, financial information; (iii) financial projections for Mako for fiscal years 1998 through 2002, as provided by Mako's management; (iv) certain other internal operating and financial information regarding Mako, supplied to Edwards by the management of Mako, concerning the business, operations and financial prospects of Mako;
(v) the reported price and trading activity for the Mako Common Stock and the Public Warrants; (vi) certain publicly available information concerning certain other companies that Edwards believes to be comparable for valuation purposes to Mako, and the trading of such companies' securities; (vii) information relating to the nature and financial terms of certain other mergers or acquisitions that Edwards considers relevant to evaluating the proposed Merger; and (viii) other information that Edwards considers relevant to its analysis.

         In rendering its opinion, Edwards relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information, publicly available or furnished to, or otherwise discussed with Edwards for the purpose of this opinion. Except as described above, Edwards has not conducted any review or investigation of Mako. With respect to financial forecasts and/or other information provided to or otherwise discussed with Edwards, Edwards assumed, and it has been advised by the senior management of Mako, that such forecasts and other information were reasonably prepared on a basis that reflects the best currently available estimates and business judgments of the senior management of Mako and Tracker, respectively. The Board has not specifically engaged Edwards to verify, and therefore Edwards has not verified, the accuracy or completeness of any such information nor has Edwards made any evaluation or appraisal of any assets or liabilities of Mako. The Edwards Opinion does not address the relative merits of the proposed Merger as compared to any other transaction in which Mako might engage. The Edwards Opinion is necessarily based upon financial and other conditions and circumstances existing and disclosed to it as of August 8, 1997. Edwards was not asked to, nor did it, solicit any third party indications of interest in acquiring Mako.

         Edwards performed certain financial analyses which it considered relevant in determining the fair value of Mako, each of which are described in the Edwards Opinion.

         THE FULL TEXT OF THE EDWARDS OPINION AS OF AUGUST 8, 1997, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON REVIEWS UNDERTAKEN, IS ATTACHED HERETO AS ANNEX C TO THIS STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. MAKO SHAREHOLDERS ARE URGED TO READ THE EDWARDS OPINION, TOGETHER WITH THE ASSUMPTIONS AND CONSIDERATIONS SET FORTH THEREIN, IN ITS ENTIRETY. THE EDWARDS OPINION AS EXPRESSED HEREIN, IN ANY EVENT, IS LIMITED TO THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW TO THE

NON-TRACKER SHAREHOLDERS OF MAKO AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PUBLIC SECURITYHOLDER AS TO HOW SUCH HOLDER SHOULD VIEW THE MERGER. THE SUMMARY OF THE EDWARDS OPINION SET FORTH IN THIS STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION ATTACHED AS ANNEX C.

         The following is a summary of certain of the financial analyses used by Edwards in connection with providing its oral opinion to the JLM Board of Directors. Edwards used substantially the same type of financial analyses in connection with providing the written Edwards Opinion attached hereto as Appendix C.

Selected Company Analysis. Edwards analyzed and compared certain financial information relating to Mako with publicly-available financial and operating information of six publicly-traded companies (together, the "Selected Companies"), four of which are sporting/recreational boat manufacturing companies and two of which are recreational equipment manufacturing companies. The sporting/recreational boat manufacturing companies are Brunswick Corporation, Fountain Powerboat Industries, Inc., Meridian Sports Incorporated and Outboard Marine Corporation (prior to its sale announcement on July 8, 1997). The recreational equipment manufacturing companies include Arctic Cat Inc. and Polaris Industries Inc. None of the Selected Companies used in Edwards' analysis is identical to Mako. Edwards' analysis involves complex considerations and judgments concerning differences in the potential financial and operating characteristics of the Selected Companies and other factors regarding the trading values of the Selected Companies.

         Edwards considered among other multiples and ratios: (i) the range and median of the Selected Companies' market capitalization (common equity value, plus the book value of debt and preferred stock less cash and cash equivalents) to the most recent four fiscal quarters ("LTM") sales (the "Sales Multiple"), LTM earnings before interest expense, taxes, depreciation and amortization ("EBITDA") (the "EBITDA Multiple"), and LTM earnings before interest expense and taxes ("EBIT") (the "EBIT Multiple"); (ii) the range and median of the Selected Companies' market common equity value to earnings ("Price/Earnings Multiple") for the LTM and for the 1997 estimated earnings of the Selected Companies based on FirstCall Research estimates as of July 29, 1997; and (iii) the similarity of the Selected Companies to Mako.

         In conducting its analyses, Edwards reviewed and considered all of the aforementioned items, and others. Considering the losses experienced by Mako, Edwards' analyses indicated that the only relevant measure of value is market capitalization to LTM sales. Accordingly, Edwards' analyses indicated that the Selected Companies' Sales Multiple ranged from 0.4x to 1.5x, with a median of 0.8x, compared with a Sales Multiple of 0.6x for Mako.

         The results of this selected company analysis indicated a value range for the Public Shares of $0.69 to $1.11 per share.

Selected Transaction Analysis. Edwards analyzed certain available information relating to selected merger and acquisition completed and pending transactions involving various sporting/recreational boat manufacturers (the "Selected Transactions"). The Selected Transactions are (buyer is listed first and seller is listed in parentheses): Detroit Diesel Corporation (Outboard Marine Corporation); Tracker Marine, L.P. (Mako); Brunswick Corporation (Boston Whaler, a division of Meridian Sports); and Yamaha Motor Corporation U.S.A. (Skeeter Product Inc., a division of Meridian Sports). Among other things, Edwards analyzed: (i) the transaction price (common equity value) as a multiple of LTM earnings; (ii) the aggregate purchase price (common equity value, plus the book value of debt and preferred stock less cash and cash equivalents) to LTM sales, EBITDA and EBIT.

         In conducting its analyses, Edwards reviewed and considered all of the aforementioned items, and others. Considering the losses experienced by Mako, Edwards' analyses indicated that the only relevant measure of value is Aggregate Purchase Price to LTM sales. Accordingly, Edwards' analyses indicated that the Selected Companies' Sales Multiple ranged from 0.4x to 0.7x with a median of 0.7x.

         No transaction used in Edwards' analyses is identical to the Merger. Edwards' analyses involves complex considerations and judgments concerning differences in acquisition values of the comparable transactions.

         The results of this selected transaction analysis indicated a value range for the Public Shares of $0.69 to $1.22 per share.

Discounted Cash Flow Analysis. Edwards performed a discounted cash flow analysis of the projected free cash flows of Mako to calculate the present value per share of Mako Common Stock using: (i) the financial projections prepared by Mako management for the fiscal years 1998 through 2002; (ii) a range of adjusted discount rates; and (iii) a range of terminal operating cash flow growth rates.

         In conducting its analyses, Edwards used (i) a discount rate range of 15% to 20% and (ii) terminal operating cash flow growth rates of 0% to 2%. The results of this discounted cash flow analysis indicated a value range for the Public Shares of $0.46 to $1.09 per share.

Publicly-Traded Warrants. Edwards reviewed and analyzed the current market price and trading history for the Public Warrants, and performed a Black-Scholes analysis of the outstanding publicly-traded warrants of Mako, in order to arrive at its opinion as to the fairness, from a financial point of view, of the Merger Consideration to be paid for the Public Warrants. In its Black Scholes analysis,

Edwards considered many factors, which included, but were not limited to: (i) current Mako stock and warrant price; (ii) strike price; (iii) time to expiration; (iv) stock volatility; (v) interest rates; and (vi) lack of Mako cash dividends.

Other Information Considered and Analyses. In rendering its opinion, Edwards considered other information and conducted certain other analyses including, among other things, a review of: (i) the history of the trading prices and volume for Mako Common Stock; and (ii) the publicly reported share holdings of the Mako Common Stock.

         The summary of the Edwards Opinion set forth above does not purport to be a complete description of the analyses performed, or the matters considered, by Edwards in rendering its opinion. Edwards believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of such analyses, without considering all of the analyses, or of the above summary, would create an incomplete view of the processes underlying the analyses set forth in the Edwards Opinion. The fact that any specific analyses has been referred to in the summary above is not meant to indicate that such analysis was given greater weight by Edwards than any of the other analyses.

         The preparation of the Edwards Opinion is not necessarily susceptible to partial analyses or summary. In rendering the Edwards Opinion, Edwards applied its judgment to a variety of complex analyses and assumptions. Edwards may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. The assumptions made, and the judgments applied, by Edwards in rendering its opinion are not readily susceptible to description beyond that set forth in the written text of the Edwards Opinion itself.

         In performing its analyses, Edwards made numerous assumptions with respect to industry performance and general business and economic conditions, which are beyond the control of Mako. The analyses performed by Edwards are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Edwards' analysis of the fairness of the Merger Consideration, from a financial point of view, to the Non-Tracker Shareholders of Mako, and were provided to JLM's Board of Directors in connection with the delivery of Edwards Opinion. In addition, as described above, the Edwards Opinion and presentation to the Board of Directors of JLM and Merging Company was one of the factors taken into consideration by such Boards of Directors in making the determination to approve and adopt the Plan of Merger.

Terms of Edwards' Engagement. The terms of engagement of Edwards by Tracker are set forth in a letter agreement between Edwards and Tracker (the "Engagement Letter"). Pursuant to the terms of the Engagement Letter, as compensation for rendering its financial advisory services and its opinion to the Board of Directors of JLM and Merging Company, Tracker agreed to pay Edwards a fee of

$100,000. In addition, Tracker has agreed to reimburse Edwards for the reasonable fees of Edwards' counsel, and for Edwards' travel and out-of-pocket expenses incurred in connection with its engagement. Tracker has agreed to indemnify Edwards against certain liabilities in connection with the engagement of Edwards.

Interest of Certain Persons in Securities of The Issuer and The Transaction

         As of    November  18    ,  1997,  Tracker  indirectly  owned 7,330,000
shares  (or  approximately  80.9%  of the  outstanding  shares)  of Mako  Common
Stock   ,  and, since     the consummation of the Tracker  Transaction,
has continuously owned over 80% of the Mako Common Stock. As majority shareholder of Mako, Tracker has had the ability to control Mako since the consummation of the Tracker Transaction and has been (and continues to be) able to control election of all of the directors of Mako and Merging Company. As a result of their control of Mako, each of Tracker, JLM and Merging Company have an interest in the Merger that may be deemed to present an actual or potential conflict of interest, and the officers and directors of JLM who also serve as officers and directors of Mako may be deemed to have a similar conflict of interest.

         To the knowledge of Tracker, there are no contracts, arrangements, understandings or relationships in connection with the Merger with respect to the shares of Mako Common Stock other than the Plan of Merger and the agreement with Continental Stock Transfer & Trust Company, the transfer agent for Mako Common Stock, to serve as paying agent.

         Pursuant to the Stock Purchase Agreement, simultaneously with the completion of the Tracker Transaction, the Board of Directors of Mako was increased from four to seven persons, and the Tracker Designees, consisting of Kenneth Burroughs, Joe C. Greene, Susie Henry and Larry Mueller, were appointed to the Board of Directors of Mako. See "Background of The Transaction -- The Tracker Transaction." None of the Tracker Designees own beneficially any shares of Mako Common Stock or other securities of Mako.

         Susie Henry is the sister, and Larry Mueller is the brother-in-law, of John L. Morris, who is the indirect beneficial owner of all of the outstanding capital stock of JLM. Mr. Burroughs, the Chairman of the Board and Chief Executive Officer of Mako, is the sole director of JLM and the President of Tracker. Ms. Henry is an executive officer and a director of JLM and certain of its affiliates. Mr. Greene, an attorney in Springfield, Missouri, is General Counsel of Tracker and its affiliates and is a director of certain of JLM's affiliates. Mr. Mueller is a director of an affiliate of Tracker and has certain business relationships with affiliates of Tracker.

         It is Tracker's understanding and belief that Douglas W. Baena and Joseph J. Messina currently own directly or indirectly 8.3% and 2.1%, respectively, of CAVC and, together, constitute the entire Board of Directors of

CAVC. In February 1994, CAVC agreed to provide Old Mako with working capital advances, and, upon certain conditions, to acquire Old Mako's defaulted bank debt. Thereafter, CAVC acquired such defaulted bank debt by paying the bank $500,000 in cash and giving the bank its promissory note in the principal amount of $1.5 million. In August 1994, CAVC foreclosed on the defaulted bank debt and acquired substantially all of the boat manufacturing assets of Old Mako, consisting primarily of property and equipment, patents and trademarks, accounts and inventory. Concurrently therewith, CAVC agreed to indemnify Robert Schwebke, the founder of Old Mako, to the extent of approximately $816,400, against certain reacquisition tax liabilities of Old Mako. CAVC also assumed certain liabilities of Old Mako of approximately $1 million. CAVC then conveyed the acquired assets of Old Mako to Mako in exchange for (a) the CAVC Shares, (b) $900,000 of purchased money debt from Mako (the "CAVC Debt"), (c) the assumption by Mako of CAVC's $1.5 million note payable to the bank; (d) Mako's assumption of CAVC's indemnity obligations to Robert Schwebke, and (e) Mako's assumption of CAVC's assumed or incurred liabilities of Old Mako. As of June 28, 1997, the outstanding balance of the CAVC Debt was $900,000.

         From time to time, CreditAmerica, Inc. ("CreditAmerica"), an equipment leasing and finance company wholly-owned by Mr. Baena, has made revolving credit advances to Mako for working capital purposes. As of June 28, 1997, the outstanding principal balance owed by Mako to CreditAmerica was $300,906. This obligation bears interest at the rate of 9% per annum and is collateralized by Mako's accounts receivable and inventories.

         As a condition to closing of the Tracker Transaction, Tracker required that the employment agreement of certain officers of Mako, including Mr. Baena, be amended to provide for, among other things, Mako's right to terminate such employment agreements upon reasonable notice and severance pay. Mr. Baena's employment agreement was amended to provide for such termination upon the giving of at least 30 days prior written notice and, upon such termination, a severance pay of $75,000 payable in 12 monthly installments of $6,250 each. As previously announced, Mr. Baena's employment with Mako as its Chief Executive Officer was terminated and Mr. Baena is currently receiving severance pay in accordance with his employment agreement, as amended.

         To  the  knowledge  of  Tracker,   after  reasonable   inquiry,  as  of
   November 18    , 1997, no executive officer, director or affiliate of Mako or of Tracker owns any shares of Mako Common Stock except as set forth below:

                                     Amount and Nature
                                       of Beneficial            Percent of
  Name and Address of               Ownership of Shares           Class
   Beneficial Owner                   of Common Stock          Outstanding
   ----------------                   ---------------          -----------

Douglas W. Baena                       52,500(1)                    *
  70 Creek Road
  Wading River, NY  11792

Joseph J. Messina                      37,500(2)                    *
  44 Madison Avenue
  New York, NY 10017

Bruce S. Foerster                       15,000(3)                   *
  4045 Sheridan Avenue
  Suite 432
  Miami Beach, FL 33140

Kenneth Burroughs                          (4)                      *
  2845 South Oak Avenue
  Springfield, MO  65804

Susie Henry**                              (4)                      *
  2524 East Broadmoor
  Springfield, MO  65804

Larry Mueller**                            (4)                      *
  4237 East Serenade
  Springfield, MO  65809

Joe C. Greene                              (4)                      *
  1340 East Woodhurst
  Springfield, MO  65804

Stephen W. Smith                           (5)                      *
  3721 South Burge Avenue
  Springfield, MO  65807

Richard N. Reyenger (6)                    35,000(7)                *
  4355 N.W. 128th Street
  Miami, FL  33054

TRACKAQ, Inc.                          7,330,000(8)               80.9%
  2500 East Kearney
  Springfield, MO 65803

All Directors and executive                                         *
  officers as a group (9 persons)

*        Less than one percent

** Susie Henry is the sister, and Larry Mueller is the brother-in-law, of John L. Morris. See note 8 below.

(1) Includes: 12,500 shares that may be purchased upon exercise of Public Warrants; 5,000 shares, of which 2,500 shares may be purchased upon exercise of Public Warrants, held by Mr. Baena's former wife (as to which he disclaims beneficial ownership); and 20,000 shares, of which 10,000 shares may be purchased upon exercise of Public Warrants, held in trust for the benefit of Mr. Baena's children.

(2) Includes: 5,000 shares that may be purchased upon exercise of Public Warrants and 25,000 shares that may be purchased upon exercise of an option granted by Mako's Board of Directors.

(3) Consists of shares that may be purchased upon exercise of options granted under Mako's 1995 Stock Option Plan.

(4)      Designated  by Tracker  pursuant to the Stock  Purchase  Agreement  and appointed by the Mako Board of Directors effective upon the consummation of the Tracker Transaction. No shares of Common Stock are beneficially owned by any of the four Tracker designees.

(5) Mr. Smith, who is the Chief Financial Officer of Tracker and Mako, owns beneficially no shares of Common Stock.

(6) Mr. Reyenger was appointed President of Mako effective May 27, 1997 (the "Commencement Date").

(7) Consists of shares that may be purchased upon the exercise of an option (the "Reyenger Option") granted by the Mako Board at an option price of $2.125 per share (the closing price on the first trading day preceding the Commencement Date), which option is exercisable in whole and from time to time in part during the 60 month period commencing on the Commencement Date.

(8)      All of these  shares  were  acquired  by Tracker  pursuant  to and upon consummation of the Tracker Transaction and contributed by Tracker to Merging Company on August 7, 1997. Tracker is a Missouri limited partnership whose sole general partner is JLM Management Company ("JLM"), a privately-held Missouri corporation. Through his revocable trust, John L. Morris, of Springfield, Missouri, is the indirect beneficial owner of all of the outstanding capital stock of JLM. Accordingly, Mr. Morris and JLM may also be considered the beneficial owners of these shares.

                                   THE MERGER

Plan of Merger

Requisite Corporate Action. Under the Florida Corporation Law, because Merging Company owns at least 80% of the outstanding shares of Mako Common Stock, no approval or other action is required by the shareholders or directors of Mako. The Board of Directors of Merging Company has authorized, approved and adopted the Plan of Merger, which is summarized below.

Summary of the Plan of Merger. The following is a summary of certain provisions of the Plan of Merger, a copy of which is attached as Annex A hereto and incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Plan of Merger.

         The Plan of Merger provides for the merger of Merging Company with and into Mako whereupon Mako, as the surviving corporation, will become a wholly-owned subsidiary of Tracker. Pursuant to the Plan of Merger and subject to the provisions applicable to dissenters' rights of appraisal, the Public Shares and the other Derivative Securities will, without any action on the part of any holder thereof, be automatically converted into the right, upon the surrender thereof, to receive the Merger Consideration in cash, without interest thereon. Each outstanding share of Mako Common Stock held by Merging Company outstanding at the Effective Time will be canceled and extinguished. The common stock of Merging Company owned by Tracker will, at the Effective Time, and without any action on the part of Tracker, be converted into one-hundred (100) fully paid shares of Mako Common Stock.

         The Articles of Incorporation and Bylaws of Mako in effect at the Effective Time will continue in full force and effect, unless and until subsequently amended, as the Articles of Incorporation and Bylaws, respectively, of Mako.

         The directors and officers of Merging Company in office at the Effective Time will be the directors and officers of Mako after the Merger and will continue in office until the successors have been duly elected and qualified, subject to removal, resignation or such other changes as may otherwise occur, and all of the officers and directors of Mako shall thereupon cease to hold office.

         Any cash provided to the Paying Agent pursuant to the Plan of Merger not exchanged for the Merger Consideration within 180 days after the Effective Time will be returned by the Paying Agent to Mako, which thereafter will act as paying agent. Mako will be required to escheat to the appropriate state any funds set aside in exchange for shares of Mako Common Stock which are not submitted to the paying agent pursuant to applicable law.

Certain Effects of the Merger

         Following the Merger, Tracker will own the entire equity interest of Mako. As such, Tracker will be the sole beneficiary of any future earnings of Mako (assuming that no shares of the capital stock of Mako are subsequently issued to shareholders other than Tracker or its affiliates) and will have the sole benefit of any future growth of Mako from strategic acquisitions or other corporate opportunities that may be presented in the future. Upon the completion of the Merger, the Public Shareholders and the holders of Derivative Securities will not have any ownership or potential ownership interest in Mako or, in the case of Public Shareholders, rights as a shareholder, including the right to receive dividends if and to the extent declared by Mako in the future. The holders of Public Shares and Derivative Securities will not benefit from any increases in the value of Mako and will not bear the risk of any decreases in the value of Mako.

         As a result of the Merger, Mako will be privately held and there will be no market for Mako Common Stock. Upon the effectiveness of the Merger, the Mako Common Stock and the Public Warrants will cease to be traded on the Nasdaq Bulletin Board. Moreover, registration of the Mako Common Stock and the Public Warrants under the Exchange Act will be terminated, whereupon Mako will no longer be required to file periodic reports with the Commission.

         Other than as contemplated in this Transaction Statement, it is expected that, following the Merger, the business and operations of Mako will be continued substantially as they are currently being conducted. However, Tracker and Mako will continue to evaluate Mako's business and operations after the effectiveness of the Merger and to make such changes as are deemed appropriate. See "SPECIAL FACTORS -- Purpose Of and Reasons For The Merger." Tracker does not have any present plans or proposals subsequent to the Merger which relate to or would result in any extraordinary corporate transaction with a third-party, such as a merger, reorganization or liquidation, involving Mako, a sale or transfer of a material amount of assets of Mako or other material change in Mako's corporate structure.

         THE MERGER WILL BE EFFECTED UPON THE FILING OF THE ARTICLES OF MERGER WITH THE FLORIDA DEPARTMENT OF STATE, WHICH IS EXPECTED TO OCCUR ON OR ABOUT
   DECEMBER 29, 1997.

Merger Related Litigation

The Bogen Litigation. On August 12, 1997, Richard Bogen, as a purported class representative of the Public Shareholders, commenced a lawsuit in the District Court against Tracker, Merging Company, Mako, and each of the directors of Mako alleging, among other things, that the consideration to be paid for the Public Shares pursuant to the Plan of Merger was inadequate and that the defendants had breached their fiduciary duties to the Public Shareholders. Plaintiff sought either to enjoin the consummation of the Merger or, alternatively, to rescind the Merger if consummated and/or to obtain damages resulting from the Merger.

The parties have agreed, in principle, to the settlement of the Bogen Litigation and have entered into a Memorandum of Understanding setting forth the terms of the proposed Bogen Settlement. Under the terms of the Bogen Settlement, each holder of record of Public Shares on the effective date of the Merger who has not elected to be excluded from the Bogen Class or elected to exercise such holder's Dissenters' Rights shall be entitled to receive the Additional Consideration of $0.10 per share. Payment of the Additional Consideration is contingent on, among other things, (i) the District Court entering an Order and Final Judgment certifying the Bogen Class, approving the Bogen Settlement and dismissing the Bogen Litigation with prejudice to all claims asserted therein; and (ii) at the option of Tracker, Public Shareholders holding, in the aggregate, no more than a certain maximum number of shares of Mako Common Stock electing to be excluded from the Bogen Class or exercising their Dissenters' Rights. Thus, no assurance can be given (i) whether or not the Additional Consideration will be paid to the Public Shareholders, or (ii) if paid, the amount thereof. In entering to the proposed Settlement, neither Tracker nor Merging Party intend such action to infer any wrongdoing or violations of law or fiduciary obligations on the part of any defendant or that the proposed Merger or the Merger Consideration applicable to the Public Shares is in any manner unfair to the Public Shareholders; rather, each has chosen to enter into the proposed Settlement in order to eliminate the burden and expense of further litigation.

Litwinowicz Litigation. On October 16, 1997, John P. Litwinowicz, as a purported class representative of the Public Shareholders, filed a lawsuit in the Circuit Court of Dade County, Florida against JLM, Tracker, Merging Company, Mako, each of the directors of Mako, the President and the Chief Financial Officer of Mako (the "Litwinowicz Litigation"). The Litwinowicz Litigation alleges substantially identical causes of action as were alleged in the Bogen Litigation and seeks, among other things, to enjoin the consummation of the proposed Merger Transaction and/or to obtain money damages. JLM, Tracker, Merging Company, and Mako believe the suit to be without merit and intend to defend it vigorously.

Procedures for Surrendering Merger Shares

Delivery of Letter of Transmittal and Certificates. In order to receive the Merger Consideration to which a holder is entitled under the terms of the Plan of Merger in respect of the Public Shares, the Public Warrants and the other Derivative Securities, certificates or other instruments representing such securities (collectively, the "Merger Shares"), together with a properly completed and duly executed Letter of Transmittal, and any required signature guarantees and any other required documents must be received by the Paying Agent at its address set forth herein.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES REPRESENTING MERGER SHARES, IS AT THE OPTION AND RISK OF THE HOLDER. IF SENT BY MAIL, IT IS RECOMMENDED THAT CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

Guarantee of Signatures. No signature guarantee on the Letter of Transmittal is required (i) if the Letter of Transmittal is signed by the registered holder(s) of the Merger Shares being surrendered or deposited, as applicable, and payment is to be made directly to such registered holders, or (ii) if such Merger Shares are delivered for the account of an "Eligible Institution." "Eligible Institution" means a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program. IN ALL OTHER CASES ALL SIGNATURES ON THE LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION AS DESCRIBED BELOW AND IN THE LETTER OF TRANSMITTAL.

Signatures on Letter of Transmittal, Stock Powers and Endorsements. If the Letter of Transmittal is signed by the registered holder of the Merger Shares delivered thereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Merger Shares delivered are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any Merger Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If the Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, personal representative, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Mako of such person's authority so to act must be submitted.

         When the Letter of Transmittal is signed by the registered owner(s) of the Merger Shares listed and transmitted thereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to a person other than the registered owner(s).

         If the Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed and submitted therewith, the certificates must be endorsed or accompanied by appropriate stock powers, and any other required documents, in either case signed by the registered owner(s) exactly as the name or name(s) of the registered owner(s) appear(s) on the certificates, unless the Letter of Transmittal is signed by an Eligible Institution. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

Dissenting Shareholders. A holder of Merger Shares who is exercising dissenters' rights granted under the Florida Corporation Law or pursuant to this Transaction Statement, in addition to delivering a completed Letter of Transmittal and his or her securities as described above, must also deliver to the Paying Agent a completed Dissenters Demand for Payment Form together with any other required documents which must be received by the Paying Agent by December 17 , 1997 (the "Demand Date"). See "RIGHTS OF DISSENTING HOLDERS OF SECURITIES -- Summary of Procedure to Exercise Dissenters' Rights."

Special Payment and Delivery Instructions. If a check is to be issued in the name of a person other than the signer of the Letter of Transmittal or if a check is to be sent to someone other than the signer of the Letter of Transmittal or to an address other than that shown on the Letter of Transmittal, the appropriate boxes on the Letter of Transmittal should be completed.

Determination of Validity. All questions as to the validity, form and eligibility for payment of any surrendered Merger Shares pursuant to any of the procedures described above will be determined in the sole discretion of Mako, whose determination will be final and binding.

Mutilated, Lost, Stolen or Destroyed Certificates. If any certificate for Merger Shares has been mutilated, lost, stolen or destroyed, you should contact Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York (the "Paying Agent") at telephone number (212) 509-4000 for further instructions as to obtaining the documents which must be delivered in order to complete the delivery, surrender or deposit of your Merger Shares

Request for Assistance or Additional Copies. Questions and requests for assistance or additional copies of this Transaction Statement, the Letter of Transmittal and the Dissenters Demand for Payment Form may be directed to the Paying Agent. The telephone number of the Paying Agent is (212) 509-4000.

Exercise of Dissenters' Rights

Dissenting Shares. Under Section 607.1104 of the Florida Corporation Law, a parent corporation owning at least 80% of the outstanding shares of each class of stock of a subsidiary corporation may merge itself into the subsidiary without the approval of the shareholders of the parent or the subsidiary. Consequently, a vote of the Public Shareholders of Mako is not required to effect the Merger.

         The Public Shareholders have the right under the Florida Corporation Law to dissent from the adoption of the Plan of Merger and obtain payment in cash of the "fair value" of their shares. While holders of the Derivative Securities may not be granted the right to dissent under the Florida Corporation Law, Tracker has decided to extend dissenters' rights to the holders of the Derivative Securities and to include those Derivative Securities as to which an election has been made as a part of the Dissenting Shares.

         The cash consideration to be paid for the Mako Common Stock, the Public Warrants and the other Derivative Securities is set forth in this Transaction Statement. See "THE MERGER-Certain Effects of the Merger." Upon compliance with the proper statutory procedures, holders of Public Shares, Public Warrants or other Derivative Securities who wish to dissent from the Merger (collectively, the "Dissenting Shares") are entitled to a judicial determination of the "fair value" (excluding any appreciation or depreciation in anticipation of the

Merger, unless exclusion would be inequitable) required to be paid in cash for their Dissenting Shares, determined as of the close of business on the day prior to the date on which a copy of this Transaction Statement, together with the Plan of Merger, was mailed to each Mako shareholder of record. The judicially determined value could be more or less than the cash consideration to be paid pursuant to the Merger. No Public Shareholder will be precluded from exercising his or her Dissenters' Rights because of the pendency of the Bogen Litigation or the Litwinowicz Litigation; however, exercise of Dissenters' Rights could preclude such dissenting stockholder from inclusion in the class purportedly represented in either lawsuit.

         Under Florida Corporation Law, no holder of Mako securities who is entitled to dissent and obtain payment for his or her securities may challenge the Merger unless the Merger is unlawful or fraudulent with respect to such holder or Mako.

Summary of Procedure to Exercise Dissenters' Rights. Dissenting holders of Merger Shares will be entitled to the rights and remedies provided in the Florida Corporation Law, including the right to have the "fair value" of his or her Dissenting Shares (excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion would be inequitable) judicially determined and paid in cash to such dissenting shareholders. The cost of such judicial determination will be borne by Mako; however, a court may assess all or a portion of such cost to those holders of Dissenting Shares whose failure to accept the Merger Consideration was arbitrary, vexatious or not in good faith. Holders of Merger Shares should note that Tracker has concluded that the Merger Consideration to be paid pursuant to the Merger represents the "fair value" of their securities. See "Fairness of the Transaction."

         The following is a brief summary of Sections 607.1301 through 607.1320 of the Florida Corporation Law which sets forth the procedures for demanding statutory dissenters' rights. This summary is qualified in its entirety by reference to Sections 607.1301 through 607.1320 of the Florida Corporation Law, the full text of which is attached hereto as Annex D.

         HOLDERS OF MERGER SHARES ARE URGED TO READ CAREFULLY ANNEX D HERETO. FAILURE TO TAKE ANY STEP IN A TIMELY MANNER IN CONNECTION WITH THE EXERCISE OF DISSENTERS RIGHTS MAY RESULT IN THE LOSS OR WAIVER OF THESE RIGHTS. THEREAFTER, SUCH HOLDERS WILL BE BOUND BY THE TERMS OF THE PLAN OF MERGER.

         Pursuant to Section 607.1104 of the Florida Corporation Law, Merging Company is required to give notice of the Merger to each of Mako's shareholders who does not waive the mailing requirement in writing, at least 30 days prior to the Effective Time (the "Notice Date"). Such notice is effected by the mailing of this Transaction Statement containing a copy of the Plan of Merger (attached as Annex A hereto) to each holder of record of Mako securities. Thereafter, any holder of Mako Common Stock or Derivative Shares may elect to dissent from the Merger in accordance with the procedures set forth in Section 607.1320, which are summarized as follows:

         Timetable                          Action

1.       Within 20 days after Notice        Dissenting   shareholders   to  file
         Date (the "Election                notice of dissent  election  stating
         Period").                          name and  address,  class and series
                                            of Dissenting Shares,  making demand
                                            for  payment  of  "fair  value"  and
                                            delivering      certificates     for
                                            Dissenting Shares.

2.       Upon the later of (i) 10           Mako to (i) make written  offer (the
         days after the expiration of       "Offer")    to    each    dissenting
         the Election Period or (ii)        shareholder  to pay "fair value" for
         10 days after the date the         Dissenting  Shares, and (ii) deliver
         Merger is effected (the            balance  sheet,  as  of  latest  day
         "Effective Time") but in no        available  not more  than 12  months
         case later than 89 days            prior to Offer Date,  and profit and
         from the Notice Date (the          loss  statement  for  the  12  month
         "Offer Date").                     period  ended on the  balance  sheet
                                            date.

3.       Within 30 days of Offer            Acceptance  of  Offer  by Dissenting
         Date (the "Acceptance              Shareholders.
         Date").

4.       Within 90 days of the later        Mako to make  payment to  dissenting
         of (i) Offer Date or (ii)          shareholders   who   have   accepted
         Effective Time.                    Offer.

5.       Within 60 days after               If any Dissenting  Shareholder  does
         Effective Time (the                not  accept  Offer   ("Non-Accepting
         "Judicial Demand Date").           Shareholders") or Mako fails to make
                                            timely     Offer,      Non-Accepting
                                            Shareholders may give written notice
                                            to Mako  demanding  filing  of court
                                            action.

6.       Within 30 days after               Mako  to  file   court   action   or
         Judicial Demand Date, or           Non-Accepting  Shareholders may file
         at Mako's election, at any         in name of corporation if Mako fails
         time within 60 days                to   do   so.   All    Non-Accepting
         following the Effective            Shareholders become parties to court
         Time.                              proceeding.

7.       Within 10 days of final            Mako  to pay  judicially  determined
         court determination.               amounts    due   to    Non-Accepting
                                            Shareholders.


Exercise of Dissenters' Rights. Any holder of record of Mako Common Stock, Public Warrants or other Derivative Securities who desires to exercise his or her dissenters' rights ("Dissenting Shareholder") must file a notice of such election with Mako and demand payment for his or her Dissenting Shares by completing and returning the Letter of Transmittal and the Dissenters' Demand for Payment Form included herein, together with his or her certificates or other instruments representing Dissenting Shares, any required signature guarantees, and other required documents so that they are received by the Paying Agent by the Demand Date. For dissenters' rights to be perfected, the Paying Agent must have received the completed Dissenters Demand for Payment Form, Letter of Transmittal, certificates representing Dissenting Shares and any other required documents by the Demand Date at the address and pursuant to the instructions contained in the Letter of Transmittal. Thereafter, a Dissenting Shareholder shall be entitled only to payment as provided in Section 607.1320 of the Florida Corporation Law and shall not be entitled to vote or exercise any other rights of a shareholder. An election with respect to dissenters' rights may be withdrawn in writing at any time before an offer to pay the "fair value" of the Dissenting Shares is made by Mako pursuant to Section 607.1320(5) of the Florida Corporation Law. After such time, an election may be withdrawn only with Mako's consent.

         A  record  holder  of Mako  Common  Stock,  Public  Warrants  or  other
Derivative Securities may dissent as to less than all of the securities registered in his or her name by delivery to the Paying Agent by the Demand Date of the requisite materials with respect to such lesser number of shares. In such event, his or her rights will be determined as if his or her Dissenting Shares and his or her other securities were registered in the names of different shareholders.

         A DISSENTING SHAREHOLDER WHO FAILS TO FILE A NOTICE OF ELECTION AND DEMAND PAYMENT ON A TIMELY BASIS, OR FAILS, ON A TIMELY BASIS, AS DESCRIBED BY THIS TRANSACTION STATEMENT, TO DEPOSIT OR DELIVER DISSENTING SHARES, THE LETTER OF TRANSMITTAL, THE DEMAND FOR PAYMENT FORM AND ANY OTHER REQUIRED DOCUMENTS, SHALL NOT BE ENTITLED TO DISSENTERS RIGHTS AND SHALL BE BOUND BY THE TERMS OF THE PLAN OF MERGER.

         The Florida Corporation Law contains detailed provisions concerning Mako's duty to notify shareholders of record and Dissenting Shareholders, the procedures for determining the value of the Dissenting Shares, Dissenting Shareholders rights to payment, the procedures for settling disputes over valuation and other provisions too numerous to set forth in detail herein. The Florida Corporation Law also contains detailed provisions covering those circumstances under which the dissenters' rights of a shareholder will terminate and his or her rights as a shareholder will be reinstated. Sections 607.1301 through 607.1320 of the Florida Corporation Law are attached hereto as Annex D. Mako, as the surviving corporation in the Merger, will act in compliance with these provisions in its handling of dissenters' rights.

         The Florida Corporation Law provides generally that a shareholder who is entitled to dissent and seek payment for his or her shares may not challenge the corporate action creating his or her entitlement unless such action is unlawful or fraudulent with respect to the shareholders or the corporation.

Certain Florida courts, under circumstances different from the Merger, have held that majority shareholders have a fiduciary duty to the minority shareholders. In addition, judicial decisions applying Delaware law (which is not binding upon but could influence the decision of a Florida court) have held that in certain circumstances, a controlling shareholder of a corporation involved in a merger or other going-private transaction has a fiduciary duty to the other shareholders that requires the transaction to be fair to the minority shareholders. In determining whether or not such a transaction is fair to the minority shareholders, courts have considered, among other things, the type and amount of consideration to be paid to the minority shareholders and whether they were fair dealings among the parties. In absence of judicial guidance, it is unclear what remedies would be available to a minority shareholder even if it was judicially determined that a fiduciary duty of the majority shareholder to the minority shareholders existed under Florida law. See "Merger Related Litigation."

Certain Federal Income Tax Consequences

         The following discussion summarizes certain United States federal income tax consequences of the Merger to the holders of Public Shares and Derivative Securities other than Tracker (and certain related parties, if any). It is based upon laws, regulations, rulings and judicial decisions now in effect, all of which are subject to change, including changes to a taxpayer's detriment with retroactive effect. It does not address all aspects of federal income taxation that may be relevant to a particular shareholder in light of that shareholder's personal circumstances, nor does it address federal income tax consequences to types of taxpayers subject to special treatment under the federal income tax laws (e.g., life insurance companies, tax exempt organizations, foreign taxpayers, securities dealers, and persons who have entered into hedging transactions with respect to the Public Shares, Public Warrants or other Derivative Securities). Neither Tracker nor Mako has requested any ruling from the Internal Revenue Service with respect to the Merger.
   HOLDERS OF PUBLIC SHARES AND DERIVATIVE SECURITIES ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE MERGER UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

         The receipt of cash for the Public Shares and the Derivative Securities pursuant to the Merger will be a taxable transaction to the holders of
   Public       Shares and the  Derivative  Securities  for  federal  income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and also may be a taxable transaction under applicable state, local, foreign and other tax laws.

         In general, for federal income tax purposes, a holder of Public Shares and/or Derivative Securities will recognize gain or loss equal to the difference between the tax basis for the Public Shares and/or Derivative Securities and the amount of cash received in exchange therefor. Such gain or loss will be capital gain or loss if the Public Shares and/or Derivative Securities are capital assets in the hands of the seller and will be taxed at the maximum federal rate of 28% if held for more than one year but less than 18 months and 20% if held for more than 18 months. Corporations generally are subject to tax at a maximum statutory rate of 35% on both capital gains and ordinary income. The distinction between capital gain and ordinary income may be relevant for certain other purposes, including the taxpayer's ability to utilize capital losses or capital loss carryovers to offset any gain recognized.

         The foregoing may not be applicable to holders of Public Shares or Derivative Securities who acquired their Public Shares and/or Derivative Securities pursuant to the exercise of options or other compensation arrangements or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Code.

         Cash payments to holders of Public Shares and/or Derivative Securities pursuant to the Merger may be subject to a backup withholding tax at a rate of 31% on the gross amount of such payments unless such holder of Public Shares or Derivative Securities has complied with certain reporting and/or certification procedures. The Letter of Transmittal will include a substitute Form W-9 on which holders of Public Shares and/or Derivative Securities can provide the information required to avoid the backup withholding provisions of federal income tax law. Any amount withheld from a holder of Public Shares and/or Derivative Securities under the backup withholding rules will be allowed as a credit against such holder's federal income tax liability and may entitle the holder to a refund, provided that the required information is furnished to the Internal Revenue Service. Holders of Public Shares and/or Derivative Securities should consult their tax advisors regarding the application of information reporting and backup withholding in their particular circumstances and the availability of an exemption therefrom if the holder cannot or do not make the certifications required by the substitute Form W-9.

         THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED ON EXISTING TAX LAWS AS OF THE DATE OF THIS PROXY STATEMENT, WHICH MAY DIFFER AT THE EFFECTIVE TIME. EACH HOLDER OF PUBLIC SHARES AND DERIVATIVE SECURITIES IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF PUBLIC SHARES AND DERIVATIVE SECURITIES OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND BACK-UP WITHHOLDING.

Estimated Fees and Expenses; Sources of Funds

         Estimated fees and expenses incurred or to be incurred by Tracker and/or Merging Company in connection with the Merger and the transactions contemplated thereby are approximately as follows:

Aggregate Merger Consideration                              $2,607,767
Legal Fees and Expenses                                         75,000
Other Professional Fees and Expenses                           150,000
Paying Agent Fees and Expenses                                   2,000
Printing and Mailing Fees and Expenses                          10,000
Filing Fees                                                        557
Printing Fees                                                    3,000
Miscellaneous                                                   51,676
                                                           -----------

TOTAL                                                       $2,900,000




                    MARKET PRICE AND SHAREHOLDER INFORMATION

         Until January 2, 1997, the Mako Common Stock and the Public Warrants were quoted on the Nasdaq Small Cap Market ("Nasdaq") under the symbols "MAKO" and "MAKOW," respectively. Since January 2, 1997, the Mako Common Stock and the Public Warrants have been traded on the NASDAQ Bulletin Board. The table below sets forth, for the calendar quarters indicated, the quarterly high and low closing sale prices for the Mako Common Stock and the Public Warrants.



                                                              Mako Common Stock          Public Warrants

                                                               High         Low          High        Low

FISCAL 1996                                                   $4.375      $4.000        $1.250      $1.000
First Quarter                                                  4.375       3.125         1.125       0.625
Second Quarter                                                 4.250       3.625         1.125       0.875
Third Quarter                                                  5.000       3.625         1.125       0.688

FISCAL 1997
First Quarter                                                 $4.625      $2.375        $1.188      $0.500
Second Quarter                                                 3.750       2.375         1.266       0.625
Third Quarter                                                  3.250       1.375         1.063       0.375
Fourth Quarter                                                 2.225       1.500         0.438       0.250

FISCAL 1998
First Quarter (through November 11, 1997)                     $1.500      $1.000        $0.359      $0.031



         On August 7, 1997, the last trading day prior to the public announcement of the proposed Merger, both the high and low sales prices for the Mako Common Stock was $1.25 per share. Both the high and low sale prices for Public Warrants on the first trading day immediately preceding the public announcement of the Merger on which such warrants traded was $.125. As of the close of business on August 7, 1997, there were 39 holders of record of the Mako Common Stock and 22 holders of record of the Public Warrants. No cash dividends have ever been paid on the Mako Common Stock.

                              AVAILABLE INFORMATION

         Tracker, Merging Company, JLM and Morris have filed with the Securities and Exchange Commission (the "SEC") a Schedule 13E-3 (which, together with any amendments thereto, is collectively referred to as the "Schedule 13E-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Merger. This Transaction Statement does not contain all the information set forth in the Schedule 13E-3 and the exhibits thereto, certain parts of which are omitted in accordance with the rules and regulations of the SEC. Mako is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC.

         The Schedule 13E-3 and the exhibits thereto will be made available for inspection and copying at the principal executive office of Tracker during regular business hours by any interested holder of Public Shares, Public Warrants or other Derivative Securities or by his or her representative who has been so designated in writing. See "SUMMARY -- The Parties."

         The Schedule 13E-3 and the exhibits thereto, as well as such reports, proxy statements and other information filed by the Company, can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Suite 1300, Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained at prescribed rates from the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The following documents filed by Mako with the Commission under the Exchange Act, copies of which are being delivered to the holders of Public Shares and Derivative Securities, together with this Transaction Statement, are incorporated herein by reference.

         (a)      Mako's  Annual  Report  on Form  10-KSB  (Commission  File No.
                  0-26618) for the fiscal year ended    June 28    , 1997; and

         (b) Mako's Quarterly Report for the three month period ended September 27, 1997.

         NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS TRANSACTION STATEMENT IN CONNECTION WITH THE MERGER, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY TRACKER, MERGING COMPANY, MAKO OR ANY OTHER PERSON.

                                     ANNEX A


                                 PLAN OF MERGER

         TRACKAQ, Inc. ("Merging Company"), a business corporation organized under the laws of the State of Florida, is a wholly-owned subsidiary of Tracker Marine, L.P. ("Parent"), a limited partnership organized under the laws of the State of Missouri.

         Merging Company owns 7,330,000 shares of the $.01 par value common stock of Mako Marine International, Inc. ("Subsidiary"), a business corporation organized under the laws of the State of Florida, representing approximately 81% of the issued and outstanding shares of the $.01 par value common stock of Mako (the "Subsidiary Common Stock").

         The authorized capital stock of Subsidiary consists of (i) 15,000,000 shares of Subsidiary Common Stock, of which 9,055,000 shares are issued and outstanding, and (ii) 2,000,000 shares of preferred stock, of which no shares are issued and outstanding.

         In addition to the issued and outstanding shares of Subsidiary Common Stock, there are outstanding warrants and options to purchase an aggregate of 3,622,900 shares of Subsidiary Common Stock (collectively, the "Derivative Securities"), including publicly traded redeemable common stock purchase warrants to acquire an aggregate of 3,100,000 shares of Subsidiary Common Stock (the "Public Warrants").

         The Board of Directors of JLM Management Company, a privately-held business corporation organized under the laws of the State of Missouri ("JLM") and the sole general partner of Tracker, has approved the merger of Merging Company with and into Subsidiary (the "Merger"), with Subsidiary as the surviving corporation, pursuant to the terms of this Plan of Merger (the "Plan").

         The Florida Corporation Law does not require that this Plan be approved, authorized or otherwise acted upon by the shareholders or the Board of Directors of Subsidiary.

         Parent has concluded that the Merger is fair to the holders (collectively, the "Holders") of the "Public Shares" (as hereinafter defined), Public Warrants and the other Derivative Securities (collectively, the "Subsidiary Securities").

1.       MERGER

         1.1 Upon the terms and subject to the conditions hereof, Merging Company and Subsidiary shall, on the "Effective Date" (as hereinafter defined), be merged into a single corporation in accordance with Section 607.1104 and all other applicable provisions of the Florida Corporation Law by means of the merger of Merging Company with and into Subsidiary. At the "Effective Time" (as hereinafter defined), Subsidiary shall be the surviving corporation (the

"Surviving Corporation"), and the separate existence of Merging Company will cease. The Merger shall have the effects set forth in Section 607.1106 of the Florida Corporation Law. At the Effective Time, Subsidiary shall become a wholly-owned subsidiary of Parent.

         1.2 Not less than thirty (30) days prior to the Effective Date, Subsidiary shall cause a copy of the Plan, together with a transaction statement, describing, among other things, the Merger transaction, the purpose of and reasons for the Merger, the determination of the fairness of the Merger, the rights of Holders to dissent and the procedure for so doing and certain other information relative to the Merger (the "Transaction Statement") to be mailed to each Holder of Subsidiary Securities who does not waive such mailing requirement in writing. A copy of this Plan and Sections 607.1301, 607.1302 and
607.1320 of the Florida Corporation Law (the "Florida Dissenters' Rights Statute") shall be attached to and made a part of the Transaction Statement.

2.       ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

         2.1 The Articles of Incorporation of Subsidiary in effect at the Effective Time shall continue in full force and effect, unless and until subsequently amended, as the Articles of Incorporation of Surviving Corporation.

         2.2 The Bylaws of Subsidiary in effect at the Effective Time shall continue in full force and effect, unless and until subsequently amended, as the Bylaws of Surviving Corporation.

         2.3 The Directors and Officers of Merging Company in office at the Effective Time shall become the Directors and Officers of Surviving Corporation and shall continue in office until their successors have been duly elected or appointed and qualified, subject to removal, resignation or such other change as may otherwise occur, or as otherwise provided by law, and at the Effective Time, all other officers and directors of Subsidiary shall thereupon cease to hold office.

3.       STATUS OF OUTSTANDING CAPITAL STOCK

         3.1 The designation and number of outstanding shares of capital stock of each of Subsidiary and Merging Company is as follows:

                  (a) There are 9,055,000 shares of Subsidiary Common Stock issued and outstanding. Holders of Subsidiary Common Stock are not entitled to vote on the Merger.

                  (b) Merging Company has 100 shares of no par value common stock ("Merging Company Common Stock") issued and outstanding, all of which is owned of record and beneficially by Parent. The sole holder of the Merging Company Common Stock is not entitled to vote on the Merger.

         3.2 At the Effective Time, by virtue of the Merger and without any action on the part of Merging Company, Surviving Corporation or Parent:

                  (a) Each share of Subsidiary Common Stock issued and outstanding immediately prior to the Effective Date of the Merger, other than (i) shares to be cancelled pursuant to Section 3.2(b) hereof, and (ii) shares constituting "Dissenting Securities, as defined in Section 5.2 (such shares, except for those described in clauses (i) and (ii), being collectively called the "Public Shares") shall be cancelled and extinguished and be converted into and become solely a right to receive $1.25 in cash without interest thereon, payable to the holder thereof upon surrender of the certificates (or other indicia of ownership of shares acceptable to Surviving Corporation) formerly representing such Public Shares as provided in Section 5 hereof.

                  (b) Each share of Subsidiary Common Stock issued and outstanding immediately prior to the Effective Date of the Merger and held by Merging Company shall be cancelled and retired, and no payment shall be made with respect thereto.

                  (c) Each share of Merging Company Common Stock owned by Parent issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of common stock, par value $.01 per share of Surviving Corporation.

                  (d) Each Public Warrant outstanding immediately prior to the Effective Date (other than Public Warrants held by any holder who becomes entitled to payment of the fair value therefor pursuant to the exercise of dissenters' rights) shall be cancelled and extinguished and be converted into and become solely a right to receive $0.125 in cash without interest thereon payable to the holder thereof upon surrender of the warrant (or other indicia of ownership acceptable to Surviving Corporation) formerly representing Public Warrants as provided in
         Section 5 hereof.

                  (e) Each holder of Derivative Securities (other than Public Warrants) issued and outstanding immediately prior to the Effective Date of the Merger (other than such Derivative Securities held by a holder who becomes entitled to payment of the fair value therefor pursuant to the exercise of dissenters' rights), shall be cancelled and extinguished and be converted into and become solely a right to receive such amount in cash without interest thereon as listed in Annex I hereto and by this reference incorporated herein, upon surrender of the instrument (or other indicia of ownership acceptable to Surviving Corporation) formerly representing such Derivative Securities as provided in Section 5 hereof.

                  (f) The cash  consideration  specified in clauses (a), (d) and
         (e) above with respect to the Public Shares, Public Warrants and other Derivative Securities is hereinafter collectively called the "Merger Consideration."

4.       DISSENTING SHARES

         4.1 Notwithstanding anything in this Plan to the contrary, holders of Public Shares, Public Warrants and other Derivative Securities who shall have delivered a written notice of dissent for such Public Shares, Public Warrants or other Derivative Securities and any other required documents, as, in the manner, and within the time period provided in Section 607.1320 of the Florida Corporation Law and who shall not have lost such right to a determination of fair value shall not be converted into or represent a right to receive the applicable Merger Consideration, but the holders thereof shall be entitled solely to such rights as are granted thereby.

         4.2 Subsidiary shall give Parent and Merging Company (i) prompt notice of receipt of any written demands for payment and any other instruments received pursuant to Section 607.1320 of the Florida Corporation Law, and (ii) the opportunity to direct all negotiations and proceedings with respect to Dissenting Securities. Subsidiary shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for payment or offer to settle or settle any such demands.

5.       PAYMENT FOR SHARES

         5.1 Prior to the Effective Date, Parent and Merging Company shall designate a bank, trust company or other qualified company to act as paying agent in the Merger (the "Paying Agent") pursuant to a written agreement (the "Paying Agent Agreement"). At or prior to the Effective Date, Parent will take all steps necessary to enable and cause Merging Company to provide the Paying Agent with the amounts necessary to make the payments to the holders of the Public Shares, the Public Warrants and the other Derivative Securities as required hereunder, which amounts shall be placed by the Paying Agent in a separate account (the "Fund"). Out of the Fund, the Paying Agent shall make such payments to the Holders of the Subsidiary Securities as provided hereunder. The Fund shall not be used for any other purpose. The Paying Agent may invest portions of the Fund, as directed by Parent and/or Merging Company (so long as such directions do not impair the Paying Agent's ability to make the payments referred to in Section 3 hereof or otherwise impair the rights of Holders of Subsidiary Securities). Any net earnings resulting from, or interest or income produced by, such investments shall be paid to Parent as and when requested by Parent. The Surviving Corporation shall replace any monies lost through any investment pursuant to this Section 5.1.

         5.2 Not less than thirty (30) days prior to the Effective Date, Subsidiary shall cause the Paying Agent to mail to each record Holder of Subsidiary Securities (i) the Transaction Statement (with a copy of this Plan attached thereto), (ii) a notice of the adoption of this Plan approved by Parent, (iii) a form of letter of transmittal approved by Parent and Merging Company for use by the Holders (the "Letter of Transmittal"), which shall specify, among other things, the procedure for delivery of the certificates or instruments representing Subsidiary Securities ("Certificates") and describe the procedures for Holders to exercise and perfect their dissenters' rights with respect to their Subsidiary Securities ("Dissenting Securities") and (iv) any other required documents, instruments or disclosures requested by Parent, Merging Company or the Paying Agent to be transmitted to the Holders.

         5.3 Promptly after the Effective Date, Parent shall cause the Paying Agent to mail to each record Holder of Subsidiary Securities immediately prior to the Effective Date, a notice of the completion of the Merger in a form approved by Parent and Merging Company, together with any other documents, instruments or disclosures requested by Parent and Merging Company to be transmitted to the Holders.

         5.4 Upon surrender to the Paying Agent of a Certificate, together with the Letter of Transmittal and any other duly executed required documents, the Holder of such Certificate shall be entitled to receive in exchange therefor, on the Effective Date, cash in an amount equal to the applicable Merger Consideration, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of Subsidiary Securities. Until surrendered in accordance with the provisions of this Section 5, each share of Subsidiary Securities (other than shares of Subsidiary Common Stock held by Merging Company or Dissenting Securities) shall represent for all purposes only the right to receive the applicable Merger Consideration, without any interest thereon.

         5.5 Subject to full compliance with this Section 5, any cash provided to the Paying Agent pursuant to this Section 5 and not exchanged for Subsidiary Securities within 180 days after the Effective Date will be returned by the Paying Agent to Surviving Corporation which thereafter will act as Paying Agent. Surviving Corporation will escheat to the appropriate state, in accordance with applicable law, any funds set aside to exchange for Subsidiary Securities which are not tendered. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to a Holder of Subsidiary Securities for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

         5.6 In connection with the Merger, Subsidiary will cause its transfer agent promptly to furnish Parent and Merging Company with mailing labels, security position listings and any available listing or computer file containing the names and addresses of the record Holders of Public Shares and Public Warrants as of a recent date immediately prior to the Effective Date and will cause its transfer agent to furnish Parent and Merging Subsidiary with such additional information and assistance as Parent or its agents may reasonably request in transmitting the Transaction Statement and the Letter of Transmittal to each holder of Public Shares and Public Warrants. Merging Company shall cause Subsidiary to furnish the Transaction Statements and Letter of Transmittal to each holder of Derivative Securities other than the Public Warrants.

6.       NO FURTHER RIGHTS OR TRANSFERS

         At and after the Effective Time, each Holder of issued and outstanding Subsidiary Securities immediately prior to the Effective Time shall cease to have any rights (i) with respect to Holders of Public Shares, as a shareholder of Subsidiary, and (ii) with respect to holders of Public Warrants and/or other Derivative Securities, to acquire shares of Subsidiary Common Stock, except for the right to surrender his or her Subsidiary Securities in exchange for the applicable Merger Consideration or to perfect his or her right to receive payment for Subsidiary Securities pursuant to and in accordance with the Florida Dissenters' Rights Statute and Section 4. There shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of Subsidiary Securities from and after the Effective Date. If, after the Effective Date and without affecting the rights of Holders to receive the applicable Merger Consideration for their Subsidiary Securities, Certificates formerly representing Subsidiary Securities are presented to the Surviving Corporation, they shall be cancelled and exchanged solely for the applicable Merger Consideration (unless such certificates are being deposited solely in connection with the exercise of dissenters rights as Dissenting Securities or represent shares to be cancelled pursuant to Section 3.2(b)).

7.       ADJUSTMENTS

         If, between the date of adoption of this Plan and the Effective Date, the outstanding shares of Subsidiary Common Stock shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or a stock dividend thereon shall be declared with a record date prior to the Effective Date, the amount of Merger Consideration to be received pursuant to this Plan in exchange for each outstanding Subsidiary Security shall be appropriately adjusted.

8.       CONSUMMATION OF THE MERGER

         The Board of Directors of Merging Company shall take all action necessary in order that the Merger provided for herein shall be effected pursuant to the laws of the State of Florida. The Merger shall be consummated at the time (the "Effective Time") that Articles of Merger are filed with the Department of State of Florida, and the date upon which the Effective Time occurs shall be (and is referred herein as) the "Effective Date."

9.       TERMINATION AND AMENDMENT

         Notwithstanding anything to the contrary contained herein, (i) this Plan and the Merger provided for herein may be terminated and abandoned at any time prior to the Effective Time by the Board of Directors of Merging Company, and (ii) this Plan may be amended at any time prior to the Effective Time by the Board of Directors of Merging Company. To the full extent permitted by applicable law, after the Effective Date, the provisions of this Plan may be interpreted, amended or waived by the Board of Directors of the Surviving Corporation.

         APPROVED AND ADOPTED this 8th day of August, 1997.


                                       TRACKAQ, INC.



                                       By:
                                       Title:

                                    Annex I

                           OTHER DERIVATIVE SECURITIES


A.       Options Issued to Executives and Other Employees

                                Date of     Price Per        Number of
          Optionee              Grant        Share      Underlying Shares
          --------              -----        -----      -----------------

         Lawrence Tierney       3/01/95       $0.14            25,000
         Edward Kunury          6/01/95       $0.07            15,000
         Hugh L. Russ           8/23/95       $0.08             6,000
         Garritt Walsh          8/23/95       $0.10             4,000
         Various                1/22/96       $0.10            41,400


C.       Options Issued to Directors

                                Date of     Price Per        Number of
          Optionee              Grant        Share      Underlying Shares
          --------              -----        -----      -----------------

         Jeffrey Bluestein      8/23/95       $0.41            15,000
         Bruce Foerster         1/16/96       $0.10            15,000
         Joseph Messina         6/28/96       $0.12            25,000


B.       Other Warrants and Options

                                Date of     Price Per        Number of
          Optionee              Grant        Share      Underlying Shares
          --------              -----        -----      -----------------

         Barrett National Bank  8/02/94       $0.36            70,000
         GKN Securities Corp.   8/23/95       $0.06           300,000
         ECOM Consultants      11/10/95       $0.09             5,000
         Paradigm Marketing     7/01/96       $0.13             1,500

                                     ANNEX B




                              LETTER OF TRANSMITTAL
                                  To Accompany
                Shares of Common Stock, par value $.01 per share
                and/or Redeemable Common Stock Purchase Warrants
                                       of
                 MAKO MARINE INTERNATIONAL, INC. (THE "COMPANY")
                      PURSUANT TO THE MERGER (THE "MERGER")
                DESCRIBED BY THE RULE 13E-3 TRANSACTION STATEMENT
             DATED    NOVEMBER 24, 1997 (THE "TRANSACTION STATEMENT")

             THIS TRANSMITTAL LETTER SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR SHARES OF MAKO MARINE INTERNATIONAL, INC.
       COMMON STOCK (THE "MAKO COMMON STOCK"), THE MAKO REDEEMABLE COMMON
            STOCK PURCHASE WARRANTS AND/OR OTHER OUTSTANDING OPTIONS
                  AND WARRANTS TO ACQUIRE SHARES OF MAKO COMMON
                   STOCK AND ANY OTHER REQUIRED DOCUMENTS TO:


                  Continental Stock Transfer and Trust Company
                  --------------------------------------------
                  --------------------------------------------
                  New York, New York 10004
                  Attention:_______________

                             --------------------

               DO NOT SEND STOCK CERTIFICATES OR OTHER INSTRUMENTS
           EVIDENCING OWNERSHIP (COLLECTIVELY, THE "CERTIFICATES") TO
                         MAKO MARINE INTERNATIONAL, INC.
                              --------------------


                     FOR INFORMATION CALL:    (202)509-4000
              PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS


THE EFFECTIVE DATE OF THE MERGER WILL BE ON OR ABOUT     DECEMBER  29    ,  1997
UNLESS SUCH DATE IS EXTENDED.  EACH  SHARE  OF  MAKO COMMON STOCK HELD OF RECORD

IMMEDIATELY PRIOR TO THE EFFECTIVE DATE BY PERSONS OR ENTITIES OTHER THAN TRACKER MARINE, L.P. OR TRACKAQ, INC. (THE "PUBLIC SHARES") WILL BE CONVERTED INTO THE RIGHT TO RECEIVE $1.25 PER SHARE, WITHOUT INTEREST. EACH PUBLICLY
TRADED REDEEMABLE COMMON STOCK PURCHASE WARRANT OF THE COMPANY ("PUBLIC WARRANTS") WILL BE CONVERTED INTO THE RIGHT TO RECEIVE $0.125, FOR EACH SHARE OF UNDERLYING MAKO COMMON STOCK COVERED BY SUCH PUBLIC WARRANT, WITHOUT INTEREST. EACH HOLDER OF OPTIONS OR WARRANTS TO PURCHASE SHARES OF MAKO COMMON STOCK OTHER THAN THE PUBLIC WARRANTS WILL BE ENTITLED TO RECEIVE THE CONSIDERATION LISTED ON EXHIBIT A TO THAT CERTAIN PLAN OF MERGER DATED AUGUST 8, 1997 ATTACHED AS
   ANNEX A     TO THE TRANSACTION  STATEMENT ENCLOSED HEREWITH.  FOLLOWING THE
EFFECTIVE DATE, THERE WILL BE NO ACTIVE MARKET FOR THE PUBLIC SHARES AND HOLDERS THEREOF SHALL CEASE TO HAVE RIGHTS OF A SHAREHOLDER OF THE COMPANY. HOLDERS OF PUBLIC SHARES AND/OR PUBLIC WARRANTS AND OTHER OUTSTANDING OPTIONS AND WARRANTS TO ACQUIRE SHARES OF MAKO COMMON STOCK (COLLECTIVELY, THE "DERIVATIVE SECURITIES") WHO DESIRE TO EXERCISE THEIR DISSENTERS' RIGHTS GRANTED BY THE COMPANY OR UNDER FLORIDA LAW MUST COMPLETE THE DISSENTERS' DEMAND FOR PAYMENT FORM AND RETURN SAME, TOGETHER WITH THIS LETTER OF TRANSMITTAL, CERTIFICATES REPRESENTING HIS OR HER PUBLIC SHARES AND/OR DERIVATIVE SECURITIES AND ANY OTHER REQUIRED DOCUMENTS, BY DECEMBER 17 , 1997 IN ORDER TO PERFECT SUCH RIGHTS. HOLDERS OF PUBLIC SHARES AND/OR DERIVATIVE SECURITIES SHOULD NOTE THAT THE PARENT OF THE COMPANY HAS CONCLUDED THAT THE CASH CONSIDERATION TO BE PAID
PURSUANT TO THE MERGER (THE "MERGER CONSIDERATION") IS FAIR TO THE HOLDERS OF THE PUBLIC SHARES AND THE DERIVATIVE SECURITIES. FOR A FURTHER DESCRIPTION OF THE MERGER AND RELATED EVENTS, PLEASE REVIEW THE TRANSACTION STATEMENT. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE TRANSACTION STATEMENT.

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

/ / CHECK HERE IF CERTIFICATES REPRESENTING PUBLIC SHARES AND/OR DERIVATIVE SECURITIES ARE BEING DELIVERED WITH THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS IN ORDER TO RECEIVE THE CASH PAYMENT OF THE MERGER CONSIDERATION.

/ / CHECK HERE IF CERTIFICATES REPRESENTING PUBLIC SHARES AND/OR DERIVATIVE SECURITIES ARE BEING DELIVERED WITH THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SOLELY TO BE DEPOSITED WITH THE PAYING AGENT IN CONNECTION WITH THE EXERCISE OF DISSENTERS' RIGHTS GRANTED BY THE COMPANY OR UNDER FLORIDA LAW.

/ / CHECK HERE IF YOU ARE THE RECORD HOLDER OF SHARES AND/OR DERIVATIVE SECURITIES ON BEHALF OF OTHERS AND A PORTION OF SUCH SHARES ARE BEING DELIVERED (I) TO RECEIVE A CASH PAYMENT OF MERGER CONSIDERATION AND
         (II) SOLELY TO BE DEPOSITED  WITH THE PAYING AGENT IN  CONNECTION  WITH

         THE EXERCISE OF DISSENTERS' RIGHTS UNDER FLORIDA LAW, IN WHICH CASE YOU SHOULD COMPLETE THE FOLLOWING AND DELIVER ANY OTHER REQUIRED DOCUMENTS:


A.       Number of Public Shares being delivered as to which
         dissenters' rights are being exercised:                     __________

         Number of Public Shares being delivered to receive the
         Merger Consideration:                                       __________

B.       Number of underlying Public Shares represented
         by Public Warrants being delivered as to which
         dissenters' rights are being exercised:                     _________

         Number of underlying Public Shares represented
         by Public Warrants being delivered to receive
         the Merger Consideration:                                   _________

C.       Number of underlying Public Shares represented
         by Derivative Securities (other than Public
         Warrants) being delivered as to which dissenters'
         rights are being exercised:                                 __________

         Number of underlying Public Shares represented by
         Derivative Securities (other than Public Warrants)
         being delivered to receive the Merger Consideration:        __________


         IF DISSENTERS' RIGHTS ARE BEING EXERCISED, THE DISSENTERS' DEMAND FOR PAYMENT FORM INCLUDED HEREWITH MUST BE COMPLETED AND, TOGETHER WITH THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE PAYING AGENT BY DECEMBER 17 , 1997. IN ADDITION, ALL PUBLIC SHARES AND/OR DERIVATIVE SECURITIES OWNED OF RECORD AND BENEFICIALLY AS TO WHICH DISSENTERS' RIGHTS ARE BEING ASSERTED (AS SET FORTH IN THE DISSENTERS' DEMAND FOR PAYMENT
FORM) MUST BE PROVIDED  TO, AND  RECEIVED  BY, THE PAYING  AGENT BY     DECEMBER
17    , 1997.

         NOTE: UNLESS ONE OF THE FOREGOING BOXES IS CHECKED, IT WILL BE ASSUMED THAT YOU ARE SURRENDERING ALL OF YOUR PUBLIC SHARES AND/OR DERIVATIVE SECURITIES IN EXCHANGE FOR THE MERGER CONSIDERATION.

--------------------------------------------------------------------------------
       DESCRIPTION OF PUBLIC SHARES AND/OR DERIVATIVE SECURITIES TENDERED
--------------------------------------------------------------------------------


PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) AND CERTIFICATES ENCLOSED (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)

A.       PUBLIC SHARES
                                                            NUMBER OF PUBLIC
                                          CERTIFICATE       SHARES EVIDENCED
         NAME(S) AND ADDRESS(ES)          NUMBER(S)         BY CERTIFICATE(S):
         -----------------------          ---------         ------------------



                                                             -------------------
                                                             TOTAL

B.       PUBLIC WARRANTS

                                                            NUMBER OF
                                                            UNDERLYING PUBLIC
                                                            SHARES INTO
                                                            WHICH PUBLIC
                                          CERTIFICATE       WARRANTS ARE
         NAME(S) AND ADDRESS(ES)          NUMBER(S)         CONVERTIBLE
         -----------------------          ---------         -----------




                                                            -------------------
                                                            TOTAL

C.       DERIVATIVE SECURITIES (OTHER THAN PUBLIC WARRANTS)

                                                              NUMBER OF
                                                           UNDERLYING PUBLIC
                                                              SHARES INTO
                                                           WHICH DERIVATIVE
                                          CERTIFICATE       SECURITIES ARE
         NAME(S) AND ADDRESS(S)           NUMBER(S)         CONVERTIBLE
         ----------------------           ---------         -----------




                                                            --------------------
                                                            TOTAL

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned herewith delivers and surrenders to you, pursuant to the merger of TRACKAQ, Inc., a Florida corporation ("Merging Company"), with and into Mako Marine International, Inc., a Florida corporation (the "Company"), the above-described Public Shares and/or Derivative Securities of the Company (a) in exchange for payment in cash, without interest, of the Merger Consideration, for each of the Public Shares and/or Derivative Securities so delivered and surrendered or (b) solely to be deposited with the Paying Agent in connection with the exercise of dissenters' rights granted by the Company or under Florida law (see the section of the Transaction Statement entitled "RIGHTS OF DISSENTING HOLDERS OF SECURITIES"), as specified above.

         The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to deliver and surrender the Public Shares and/or Derivative Securities listed above for exchange, or deposit the Public Shares and/or Derivative Securities in respect to the exercise of dissenters' rights granted by the Company or under Florida law, and (ii) the undersigned has good, marketable and unencumbered title to the Public Shares and/or Derivative Securities being delivered and surrendered, free and clear of all liens, restrictions, charges, claims and encumbrances and the same are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Paying Agent or the Company to be required or desirable to perfect the delivery, surrender or deposit of the Public Shares and/or Derivative Securities delivered herewith.

         All authority herein conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         Unless dissenters' rights under Florida law have been properly exercised, please issue a check in the amount of the Merger Consideration to which the undersigned is entitled pursuant to the Merger in the name and to the address indicated on the records of the Company (unless otherwise instructed below):

                        SPECIAL PAYMENT INSTRUCTIONS (SEE
                           INSTRUCTIONS 2, 4, 7 AND 9)

         To be completed ONLY if the check for the cash payment is to be made payable to a name OTHER THAN the name(s) of the registered holder(s) appearing under the "DESCRIPTION OF PUBLIC SHARES AND/OR DERIVATIVE SECURITIES TENDERED".

Issue check to:

Name:---------------------------------------------------------------------------
                                 (Please Print)

Address:------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              (Include Zip Code)


                      (Complete Substitute Form W-9 Below)

--------------------------------------------------------------------------------
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)



                       SPECIAL DELIVERY INSTRUCTIONS (SEE
                           INSTRUCTIONS 2, 4, 7 AND 9)

         To be completed ONLY if delivery of the check for the cash payment is to be made to an address OTHER than to the address of the registered holder(s) appearing under the "DESCRIPTION OF PUBLIC SHARES AND/OR DERIVATIVE SECURITIES TENDERED."

Mail check or deliver to:

Name:---------------------------------------------------------------------------
                                 (Please Print)
Address:------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)


--------------------------------------------------------------------------------
                                    SIGN HERE

                            SIGNATURE(S) OF HOLDER(S)
                        (See guarantee requirement below)



Dated: _______________________, 1997

         (Must be signed by registered holder(s) exactly as name(s) appear on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer on behalf of a corporation or by an attorney-in-fact, executor, personal representative, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2 and 4.)


Name(s):------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:  (full title)---------------------------------------------------------
                                                (See Instruction 4)
Address:------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    (Zip Code)

Area Code and Telephone No.:----------------------------------------------------

Tax Payer Identification or Social Security No.:--------------------------------

                      (Complete Substitute Form W-9 below)

                          GUARANTEE OF SIGNATURE(S) (If
                      Required -- See Instructions 2 and 4)

Signature(s) guaranteed by:
Name
--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm
--------------------------------------------------------------------------------
                                 (Please Print)

Authorized Signature

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (Zip Code)

Area Code and Telephone No.

--------------------------------------------------------------------------------

Dated _______________________, 1997.

                                  INSTRUCTIONS


             FORMING PART OF THE TERMS AND CONDITIONS OF THE MERGER

         1. Delivery of Letter of Transmittal and Certificates. In order to receive the cash payment of Merger Consideration to which the holder is entitled in exchange for Public Shares and/or Derivative Securities under the terms of the Merger, Certificates for all physically surrendered Public Shares and/or Derivative Securities, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), any required signature guarantees and any other required documents must be received by the Paying Agent at one of its addresses set forth herein.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES REPRESENTING PUBLIC SHARES AND/OR DERIVATIVE SECURITIES, IS AT THE OPTION AND RISK OF THE HOLDER THEREOF. IF SENT BY MAIL, IT IS RECOMMENDED THAT CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

         2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Public Shares and/or Derivative Securities being surrendered or deposited, as applicable, and payment is to be made directly to such registered holder(s) or (ii) if such Public Shares and/or Derivative Securities are delivered for the account of an "Eligible Institution." For purposes of the Merger, "Eligible Institution" means a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an `Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

         3. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and/or the number of Public Shares and/or Derivative Securities should be listed on a separate schedule attached to the Letter of Transmittal.

         4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If the Letter of Transmittal is signed by the registered holder of the Public Shares and/or Derivative Securities delivered hereby, the signature must correspond with the name as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Public Shares and/or Derivative Securities delivered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

         If any Public Shares and/or Derivative Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If the Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, personal representative, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

         When the Letter of Transmittal is signed by the registered owner(s) of the Certificate(s) listed and submitted herewith, the Certificate(s) must be endorsed or accompanied by appropriate stock powers and any other required documents, in either case signed exactly as the name or name(s) of the registered owner(s) appear(s) on the Certificate(s), unless the Letter of Transmittal is signed by an Eligible Institution. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

         5. Dissenting Shareholders. In the case of a holder of Public Shares and/or Derivative Securities who is exercising dissenters' rights granted by the Company or under Florida law, in addition to delivering a completed Letter of Transmittal and his or her Public Shares and/or Derivative Securities as described in Instruction 1 above, a completed Dissenters' Demand for Payment Form, together with any other required documents, must be received by the Paying
Agent by    December 17    , 1997.

         6. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the surrender of Public Shares and/or Derivative Securities pursuant to the Merger. If, however, payment of the Merger Consideration is to be made to any person other than the registered holder(s), or if delivered Certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such other person will be deducted from the Merger Consideration unless evidence satisfactory to the Company of the payment of such taxes or exemption therefrom is submitted.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         7. Special Payment and Delivery Instructions. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate portions of this Letter of Transmittal should be completed.

         8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Transaction Statement, this Letter of Transmittal, the Dissenters' Demand for Payment Form and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Paying Agent at the address set forth below in Instruction 11 or from your broker, dealer, commercial bank or trust company.

         9. Substitute Form W-9. The holder surrendering Public Shares and/or Derivative Securities for payment pursuant hereto is required to provide the Paying Agent with a correct Social Security Number or Taxpayer Identification Number TIN on Substitute Form W-9, which is provided below. FAILURE TO PROVIDE THE CORRECT INFORMATION ON THE FORM OR AN ADEQUATE BASIS FOR AN EXEMPTION MAY SUBJECT THE HOLDER TO A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. IN ADDITION, BACKUP WITHHOLDING AT THE RATE OF 31% MAY BE IMPOSED UPON THE GROSS PROCEEDS OF THE MERGER CONSIDERATION. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED. Write "Applied For" in the space for the TIN if the holder has not been issued a TIN and has applied for a number or
intends  to  apply for a number in the near future.  If         the Paying Agent
is not provided with a TIN within 60 days, the Paying Agent will withhold 31% of all payments of the Merger Consideration pursuant to the Merger thereafter until a TIN is provided to the Paying Agent.

         Exempt  holders  are  not  subject  to  these  backup  withholding  and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of the Substitute Form W-9, check Part II of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a non-resident alien or foreign entity to qualify as an exempt recipient, such person must submit a completed Form W-8, "Certificate of Foreign Status" statement, signed under penalties of perjury, attesting to the individual's exempt status. Such forms can be obtained from the Paying Agent.

WHAT NUMBER TO GIVE THE PAYING AGENT

         The holder is required to give the Paying Agent the social security number or employer identification number of the record owner of the Public Shares and/or Derivative Securities. If the Public Shares and/or Derivative Securities are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for additional guidance on which TIN to report.

         If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied for" in the space for the TIN in Part I of the Substitute Form W-9, mark the "Awaiting TIN" box in Part II of the Substitute Form W-9, and sign and date both signature lines on the form. If you provide your TIN to the Paying Agent within 60 days of the date the Paying Agent receives such form, amounts withheld during such 60 day period will be refunded to you by the Paying Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

         10. Mutilated, Lost, Stolen or Destroyed Certificates. If any Certificate has been mutilated, lost, stolen or destroyed, you should contact the Paying Agent in writing for further instructions as to obtaining the documents which must be delivered in order to complete the delivery, surrender or deposit of your Public Shares and/or Derivative Securities.

         11. Assistance in the Preparation of this Form. Questions and requests for assistance or additional copies of this Letter of Transmittal may be directed to the Paying Agent's Reorganization Department at telephone Number
(212) 509-4000, Ext. 535.

                    Guidelines for Certification of Taxpayer
                  Identification Number on Substitute Form W-9


      Name. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

      If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole Proprietor. -- You must enter your individual name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the business name line.

      Other Entities. -- Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

Part I -- Taxpayer Identification Number (TIN)

      You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How To Get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notice to the Paying Agent.

      Note: See the chart below for further clarification of name and TIN combinations.

      How To Get a TIN. -- If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

      If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the Paying Agent. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the Paying Agent. Other payments are subject to backup withholding.

      Note: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

Part II -- For Payees Exempt From Backup Withholding

      Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

      If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" under your TIN and sign and date the form.

      If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Paying Agent a completed Form W-8, Certificate of Foreign Status.

Part III -- Certification

      For a joint account, only the person whose TIN is shown in Part I should sign. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

What Name and Number To Give the Requester

------------------------------------------------------------------------------------------------------------------------
For this type of account:                                     Give Name and SSN of:
------------------------------------------------------------------------------------------------------------------------
1.    Individual                                              The individual

2.     Two or more individuals (joint account)                The actual owner of the account or, if combined
                                                              funds, the first individual on the account(1)

3.    Custodian account of a minor (Uniform Gift              The minor(2)
      to Minors Act)

4.    a. The usual revocable savings trust (grantor           The grantor-trustee1
         is also trustee)

      b. So-called trust account that is not a legal          The actual owner1
         or valid trust under state law

5.    Sole proprietorship                                     The owner(3)
------------------------------------------------------------------------------------------------------------------------
For this type of account:                                     Give name of EIN of:
------------------------------------------------------------------------------------------------------------------------
6.    Sole proprietorship                                     The owner(3)

7.    A valid trust, estate, or pension trust                 Legal entity(4)

 8.   Corporate                                               The corporation

9.    Association, club, religious, charitable,               The organization
      educational, or other tax-exempt organization

10.   Partnership                                             The partnership

11.   A broker or registered nominee                          The broker or nominee
========================================================================================================================
--------

      (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

      (2) Circle the minor's name and furnish the minor's SSN.

      (3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

      (4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

      Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                               SUBSTITUTE FORM W-9

                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE

--------------------------------------------------------------------------------
                     PART I--PLEASE    COMPLETE THIS FORM AND
                      CERTIFY BY SIGNING AND DATING BELOW.


________________________________________________________________________________
   Name                           Social     Security Number

________________________________________________________________________________
Address (number, street, suite no.)          Employee Identification Number
                                      (If awaiting TIN write, "Applied For")

City, State and ZIP Code
--------------------------------------------------------------------------------

PART II --    For Payees Exempt from Backup Withholding

Check if applicable:

Exempt from Backup Withholding

--------------------------------------------------------------------------------
PART III     -- CERTIFICATION

       Under the penalties of perjury, I certify that:

(1) The number provided on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and

(3)      Any other information provided on this form is true and correct.

You must strike out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

For instructions regarding completion of Substitute Form W-9 see Instruction 9 above.
--------------------------------------------------------------------------------

NOTE:    FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               AWAITING TAXPAYER IDENTIFICATION NUMBER CERTIFICATE

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all payments of the Merger Consideration made to me thereafter will be withheld until I provide a number.

SIGNATURE_____________________________________  DATE________________, 1997

-------------------- COMPARISON OF NOTES --------------------

List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

-Next footnote-
Circle the minor's name and furnish the minor's SSN.

-Next footnote-
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

-Next footnote-
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                       DISSENTERS' DEMAND FOR PAYMENT FORM
                         PURSUANT TO SECTION 607.1320 OF
                    THE FLORIDA 1989 BUSINESS CORPORATION ACT

         NOTE: DO NOT SUBMIT THIS FORM IF YOU DESIRE TO ACCEPT THE MERGER CONSIDERATION. THIS FORM IS TO BE COMPLETED AND RETURNED ONLY IF YOU DESIRE TO EXERCISE DISSENTERS' RIGHTS AND PURSUE THE PROCEEDINGS
REQUIRED IN CONNECTION THEREWITH.

         Pursuant to the dissenters' rights granted by the Company to the holders of its Public Shares and Derivative Securities under Sections 607.1301 through 607.1320 (the "Dissenters' Rights Section") of the Florida 1989 Business Corporation Act, the undersigned, in connection with the statutory short form merger of TRACKAQ, Inc., a Florida corporation ("Merging Company") that is a wholly-owned subsidiary of Tracker Marine, L.P., a Missouri limited partnership ('Parent'), with and into Mako Marine International, Inc., a Florida corporation (the "Company"), does hereby certify as follows:

                  1. The undersigned has received a copy of the Rule 13e-3 Transaction Statement (the "Transaction Statement") dated November 24 , 1997, distributed by Merging Company and Parent, together with all Annexes referred to therein including, without limitation, the Letter of Transmittal and text of the Dissenters' Rights Section.

                  2. The undersigned is the (CHECK ONE) / / record holder / / beneficial owner of the number of shares of the Mako Common Stock, par value $.01, of the Company ("Public Shares") and/or warrants or options to purchase Mako Common Stock ("Derivative Securities") set forth in the lettered paragraphs below. The undersigned certifies that he or she acquired beneficial ownership of the Public Shares and/or Derivative Securities before August 8 , 1997, which is the date of the first announcement to the news media of the proposed merger.

                  3.  If  a  record  holder,   the  undersigned  hereby  asserts
         dissenters' rights and demands payment, pursuant to the Dissenters' Rights Section, on behalf of (CHECK ONE) / / itself and/or / / the beneficial owner(s) whose name(s) and addresses) is (are) listed below, with respect to all Public Shares and/or Derivative Securities owned by the undersigned as set forth in paragraph A below and/or held on behalf of such beneficial owner(s) as set forth in paragraph B below. If the undersigned is asserting dissenters' rights on behalf of a beneficial owner, the undersigned has received a representation from the beneficial owner that such owner owns the total number of Public Shares and/or Derivative Securities set forth with respect to such holder in paragraph B below.

                  4. If a beneficial owner, the undersigned hereby asserts dissenters' rights and demands payment, pursuant to the Dissenters' Rights Section, with respect to all Public Shares and/or Derivative Securities owned by the undersigned whether held as record owner or as beneficial owner, including, without limitation, those held on the undersigned's behalf by the record holder specified in paragraph C below.

         NOTE: A BENEFICIAL OWNER WHO ASSERTS DISSENTERS' RIGHTS ON HIS OR HER OWN BEHALF MUST OBTAIN THE WRITTEN CONSENT OF THE RECORD

         HOLDER OF HIS OR HER SHARES TO DO SO, a form of which is attached hereto as Exhibit A.

         A. TO BE COMPLETED BY RECORD HOLDERS ASSERTING DISSENTERS' RIGHTS ON BEHALF OF THEMSELVES:


--------------------------------------------------------------------------------
        Exact name and address of beneficial owner (including zip code):


--------------------------------------     -------------------------------------
Telephone number, including area code      Tax Identification or Social Security
                                           Number


Date(s) Public Shares were acquired:       Number of Public Shares owned:

--------------------------------------     -------------------------------------

Date(s) Public Warrants were acquired:     Number of Public Shares into which
                                           Public Warrants are convertible:

--------------------------------------     -------------------------------------

Date(s) Derivative Securities (other       Number of Public Shares into which
than Public Warrants) were acquired:       Derivative Shares (other than Public
                                           Warrants) are convertible:

--------------------------------------     -------------------------------------


         B. TO BE COMPLETED BY RECORD HOLDERS ASSERTING DISSENTERS' RIGHTS OF ON BEHALF OF BENEFICIAL OWNERS:


--------------------------------------------------------------------------------
          Exact name and address of record holder (including zip code)

--------------------------------------     -------------------------------------
Telephone number, including area code      Tax Identification or Social Security
                                           Number


--------------------------------------------------------------------------------
         Exact name and address of beneficial owner (including zip code) on whose behalf record holder is asserting dissenters' rights:


--------------------------------------     -------------------------------------
Telephone number, including area code      Tax Identification or Social Security
                                           Number

Date(s) beneficial ownership of Public     Number of Public Shares held by
shares was acquired:                       holder on behalf of beneficial owner:

--------------------------------------     -------------------------------------

Date(s) beneficial ownership of Public     Number of Public Shares into which
Warrants was acquired:                     Public Warrants held by holder on
                                           behalf of beneficial owner are
                                           convertible:

--------------------------------------     -------------------------------------

Date(s) beneficial ownership of            Number of Public Shares into which
Derivative Securities (other than          Derivative Securities (other than
Public Warrants) was acquired:             Public Warrants) held by holder on
                                           behalf of beneficial owner are
                                           convertible:

--------------------------------------     -------------------------------------

Name of Record Holder:


--------------------------------------



NOTE: A RECORD HOLDER WHO IS ASSERTING DISSENTERS' RIGHTS ON BEHALF OF MORE THAN ONE BENEFICIAL OWNER MUST COMPLETE PARAGRAPH B ON A SEPARATE SHEET FOR EACH SUCH BENEFICIAL OWNER.


         C. TO BE COMPLETED BY BENEFICIAL OWNERS EXERCISING DISSENTERS' RIGHTS ON BEHALF OF THEMSELVES:


--------------------------------------------------------------------------------
        Exact name and address of beneficial owner (including zip code):


--------------------------------------     -------------------------------------
Telephone number, including area code      Tax Identification or Social Security
                                           Number


--------------------------------------------------------------------------------
          Exact name and address of record holder (including zip code)


--------------------------------------     -------------------------------------
Telephone number, including area code      Tax Identification or Social Security
                                           Number

Date(s) beneficial ownership of Public     Number of Public Shares beneficially
shares was acquired:                       owned by beneficial owner:

--------------------------------------     -------------------------------------

Date(s) beneficial ownership of Public     Number of Public Shares into which
Warrants was acquired:                     Public Warrants beneficially owned by
                                           beneficial owner are convertible:

--------------------------------------     -------------------------------------

Date(s) beneficial ownership of            Number of Public Shares into which
Derivative Securities (other than          Derivative Securities (other than
Public Warrants) was acquired:             Public Warrants) beneficially owned
                                           by beneficial owner are convertible:

--------------------------------------     -------------------------------------


NOTE: A BENEFICIAL OWNER WHO DESIRES TO EXERCISE DISSENTERS' RIGHTS MUST COMPLETE PARAGRAPH C ON A SEPARATE SHEET FOR EACH RECORD HOLDER INCLUDING SUCH BENEFICIAL OWNER, IF APPLICABLE.


         HOLDERS OF RECORD AND BENEFICIAL OWNERS WHO DESIRE TO EXERCISE THEIR DISSENTERS' RIGHTS MUST DEMAND PAYMENT FOR THEIR PUBLIC SHARES AND/OR DERIVATIVE SECURITIES BY COMPLETING THE LETTER OF TRANSMITTAL AND THIS DISSENTERS' DEMAND FOR PAYMENT FORM AND RETURNING SUCH FORMS AS INSTRUCTED IN THE LETTER OF TRANSMITTAL AND THE TRANSACTION STATEMENT, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, CERTIFICATES OR OTHER INSTRUMENTS EVIDENCING OWNERSHIP (COLLECTIVELY, "CERTIFICATES") REPRESENTING ALL PUBLIC SHARES AND/OR DERIVATIVE SECURITIES OWNED OR HELD (AS DESCRIBED ABOVE) AND ANY OTHER REQUIRED DOCUMENTS SO THAT SUCH DOCUMENTS AND CERTIFICATES ARE RECEIVED BY THE PAYING AGENT BY
   DECEMBER 17    , 1997 (THE "DEMAND DATE").


         FOR  DISSENTERS'  RIGHTS TO BE  PERFECTED,  THE PAYING  AGENT MUST HAVE
RECEIVED THE COMPLETED DISSENTERS' DEMAND FOR PAYMENT FORM, LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING PUBLIC SHARES AND/OR DERIVATIVE SECURITIES, AND ANY OTHER REQUIRED DOCUMENTS, BY THE DEMAND DATE. A HOLDER WHO ELECTS TO EXERCISE DISSENTERS' RIGHTS SHOULD MAIL THE COMPLETED LETTER OF TRANSMITTAL, DISSENTERS' DEMAND FOR PAYMENT FORM, THE CERTIFICATES REPRESENTING THE PUBLIC SHARES AND/OR DERIVATIVE SECURITIES AND ANY OTHER REQUIRED DOCUMENTS TO THE ADDRESS AND PURSUANT TO THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL.

                                    SIGN HERE

         IN WITNESS WHEREOF, the undersigned has executed this Dissenters' Demand for Payment Form on the date set forth below.


-------------------------------------------
Signature of Record Holder/Beneficial Owner

Dated:-------------------------------, 1997

Name(s):-----------------------------------
                  (Please Print)

Capacity (full title):---------------------

Address:-----------------------------------

-------------------------------------------
                   (zip code)

Area Code and Tel.  No.:-------------------

                                    EXHIBIT A


CONSENT BY RECORD HOLDER TO ASSERTION OF DISSENTERS' RIGHTS BY BENEFICIAL OWNER

         The undersigned is the record holder for the benefit of the below-named beneficial owner (the "Beneficial Owner") of the number of shares of Mako Common Stock, par value $.01 ("Public Shares"), and/or warrants and options to purchase Public Shares ("Derivative Securities"), including publicly traded warrants and options to purchase Public Shares ("Public Warrants"), of Mako Marine International, Inc., a Florida corporation (the "Company") set forth opposite the signature of the undersigned. In connection with the merger of TRACKAQ, Inc., a Florida corporation, with and into the Company, the undersigned does hereby consent to the assertion by the Beneficial Owner of dissenters' rights under the Florida 1989 Business Corporation Act.

         IN WITNESS WHEREOF, the undersigned record holder has executed this Consent on the date set forth below.


-------------------------------     --------------------------------------------
Number of Public Shares held by     Signature of Record Holder
record holder on behalf of
beneficial owner

-------------------------------      -------------------------------------------
Number of Public Shares into         Taxpayer Identification or Social Security
which Public Warrants held by        Number
record holder on behalf of
beneficial owner are convertible.

                                     Date:-----------------, 1997
--------------------------------
Number of Public Shares into which
Derivative Securities (other than
Public Warrants) held by record
holder on behalf of beneficial
owner are convertible.

                                     Exact name(s) of beneficial owner(s):


                                     -------------------------------------------
                                                  (Please Print)

                                     Capacity (full title):---------------------

                                     Address:-----------------------------------

                                     Area Code and Tel. No.:--------------------


NOTE: A RECORD HOLDER WHO DESIRES TO CONSENT TO THE ASSERTION OF DISSENTERS' RIGHTS BY MORE THAN ONE BENEFICIAL OWNER MUST PROVIDE A SEPARATE EXHIBIT A FOR EACH SUCH BENEFICIAL OWNER.

                                    ANNEX C

                                 August 8, 1997


Tracker Marine, L.P.
2500 East Kearney
Springfield, MO 65803

Gentlemen:

You have requested the opinion of A.G. Edwards & Sons, Inc. ("Edwards") as to the fairness, from a financial point of view, to the holders other than Tracker Marine, L.P., a Missouri limited partnership ("Tracker") or TRACKAQ, Inc. (the "Merging Company"), of the outstanding shares of common stock (the "Shares") and publicly-traded Redeemable Common Stock Purchase Warrants (the "Warrants") (collectively, the "Public Security Holders") of Mako Marine International, Inc., a Florida corporation ("Mako" or the "Company"), of the Merger Consideration (as hereinafter defined) to be received by the Public Security Holders in the proposed short-form statutory merger (the "Merger").

Pursuant to the Plan of Merger (the "Plan"), adopted this date by the Merging Company, a wholly owned subsidiary of Tracker, and the owner of more than 80% of Mako common stock, each outstanding Share and each outstanding Warrant held by the Public Security Holders will, without any action on the part of any Public Security Holder be automatically converted into the right solely to receive cash (the "Merger Consideration"), upon surrender of such Shares and Warrants upon the terms and subject to the conditions set forth in the Plan.

Edwards is a nationally recognized securities and investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have provided certain financial services to Bass Pro, L.P., an affiliate of Tracker, in the past. Edwards will receive a fee for its services. We are not aware of any present or contemplated relationship between Edwards, the Company, the Company's directors and officers or its shareholders, or the Merging Company or Tracker, which, in our opinion, would affect our ability to render a fair and independent opinion in this matter.

In connection with its opinion, Edwards has among other things:

    (i)    reviewed the Plan;

Tracker Marine, L.P.
August 8, 1997
Page 2


   (ii) reviewed certain publicly available information concerning Mako, which Edwards deemed relevant, including the Company's annual, quarterly and other relevant filings with the SEC and the unaudited financial results for the fiscal year ended June 28, 1997;

  (iii) analyzed certain financial projections for Mako for fiscal years 1998 through 2002, as provided by Mako's management;

   (iv) analyzed certain other internal operating and financial information regarding Mako, supplied to Edwards by the management of Mako, concerning the business, operations and financial prospects of Mako;

    (v) reviewed the reported price and trading activity for the Shares and the Warrants;

   (vi) analyzed certain publicly available information concerning certain other companies that Edwards believes to be comparable for valuation purposes to Mako, and the trading of such companies' securities;

  (vii) reviewed information relating to the nature and financial terms of certain other mergers or acquisitions that Edwards considers relevant in evaluating the Merger;

 (viii) discussed the past and current operations and financial condition and the prospects of Mako with its senior executives; and

   (ix) performed such other analyses and considered such other factors as Edwards has deemed appropriate.


       In rendering its opinion, Edwards has relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information, publicly available or furnished to, or otherwise discussed with, Edwards for the purpose of this opinion. Except as described above, Edwards has not conducted any review or investigation of Mako. With respect to financial forecasts and/or other information provided to or otherwise discussed with Edwards, Edwards assumed, and it has been advised by the senior management of Mako, respectively, that such forecasts and other information were reasonably prepared on a basis that reflects the best currently available estimates and business judgments of the senior management of Mako and Tracker, respectively. The Board has not specifically engaged Edwards to, and therefore it has not,

Tracker Marine, L.P.
August 8, 1997
page 3


verified the accuracy or completeness of any such information nor has Edwards made any evaluation or appraisal of any assets or liabilities of Mako, including its trade names. Edwards' opinion does not address the relative merits of the Merger as compared to any other transaction in which Mako might engage. Edwards' opinion is necessarily based upon financial and other conditions and circumstances existing and disclosed to it as of August 8, 1997. Edwards was not asked to, nor did it, solicit any third party indications of interest in acquiring the Company.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Our opinion as expressed herein, is limited to the fairness, from a financial point of view, to the Public Security Holders, of the Merger Consideration to be received by the Public Security Holders pursuant to the Merger and does not constitute a recommendation to any holder of Shares or Warrants as to how such holder should view the Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration provided for in the Plan is fair, from a financial point of view, to the Public Security Holders.

                                             Very truly yours,


                                             /s/ A.G. EDWARDS & SONS, INC.

                                                                  Exhibit (c)(2)

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION


RICHARD BOGEN,

         Plaintiff,

vs.

KENNETH BURROUGHS; DOUGLAS W.                   MEMORANDUM OF
BAENA; JOSEPH J. MESSINA; BRUCE                 UNDERSTANDING
FORERSTER; JOE C. GREENE; SUSIE
HENRY; LARRY MUELLER; MAKO
MARINE INTERNATIONAL, INC.; TRACKER
MARINE, L.P. AND TRACKAQ, INC.

         Defendants

CASE NO.  97-2584-Civ-KING
Magistrate Judge Bandstra


         WHEREAS, on August 8, 1997, TRACKAQ, Inc. ("TRACKAQ") (a wholly owned subsidiary of Tracker, Marine, L.P. ("Tracker")) announced it would effectuate a short-form statutory merger with and into Mako Marine International, Inc. ("Mako"), and would thereby acquire the entire equity interest in Mako it did not already own (the "Merger"). Tracker, through TRACKAQ, currently owns approximately 80.9% of Mako's common stock. Pursuant to the Merger, each outstanding public share of Mako common stock would be automatically converted into $1.25 per share in cash (the "Original Proposal");

         WHEREAS, on August 12, 1997, the above-captioned action (the "Action") was commenced as a class action on behalf of plaintiff and all other public stockholders of Mako challenging the fairness of the Original Proposal;

         WHEREAS, following commencement of the Action, plaintiffs counsel retained and consulted with a financial expert, obtained relevant documents from defendants and from public sources, and engaged in negotiations with counsel for defendants with regard to resolution of the Action;

         NOW, THEREFORE, IT IS HEREBY AGREED among the parties hereto that the following sets forth the terms of their agreement in principle to settle this matter (the "Settlement"):

         1. Within five (5) days of the execution of this Memorandum of Understanding, TRACKAQ and Tracker, in full settlement of any and all claims arising out of the subject matter of the Action, will deposit the aggregate sum of $240,000 in cash (the "Settlement Fund) into an interest-bearing escrow account, mutually acceptable to counsel for the plaintiff and defendants, for the benefit of the Class (as defined below). All interest earned on the Settlement Fund shall become part of the Settlement Fund. Within ten (10) days after final Court approval of the Settlement, each holder of record of common shares of Mako as of the effective date of the Merger, who is a member of the Class and has not requested an appraisal of such holders shares or otherwise elected to be excluded from the Class, shall be paid an amount of cash equal to the number of common shares of Mako held by such holder, multiplied by a fraction, the numerator of which shall be the Settlement Fund, minus the amount of attorneys fees and disbursements, and interest thereon, the Court may allow as provided in paragraph 7 below (the "Net Settlement Fund"), and the denominator of which shall be the total number of common shares outstanding at the effective date of the merger. Payment to members of the Class shall be made by first class mail, postage prepaid, at TRACKAQ and Trackers expense. The distribution of the Net Settlement Fund to the members of the Class, pursuant to this Settlement, shall be in addition to the consideration of $1.25 per share in cash as provided in the Original Proposal.

         2. The parties to the Action will attempt in good faith to agree upon and execute a definitive Stipulation of Settlement and such other documentation as may be required in order to obtain approval by the Court of the Settlement upon the terms set forth in this Memorandum of Understanding. The Stipulation of Settlement will expressly provide, inter alia, that defendants have denied, and continue to deny, that they have committed or have threatened to commit any violations of law and that they are entering into this Memorandum of Understanding and the Stipulation of Settlement because the proposed Settlement will eliminate the burden and expense of further litigation and would facilitate the consummation of a transaction which is in the best interests of Mako and all of its shareholders.

         3. For the purposes of settlement only, the Action shall be maintained as a class action pursuant to Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedure on behalf of a class (the "Class") consisting of all persons and entities who owned common stock of Mako, on August 8, 1997, either of record or beneficially, or their successors in interest, immediate or remote, through the date of the consummation of the Merger, including the legal representatives, heirs, executors, administrators, transferees, successors and assigns of such persons or entities. Excluded from the Class are the defendants herein, members of their immediate families, and any subsidiary, firm, trust, corporation, or entity related to or affiliated with any of the defendants, including the officers and directors of Tracker and TRACKAQ.

         4. The parties to the action will present the Settlement to the Court for approval as soon as practicable following appropriate notice to the Mako shareholders on whose behalf the Action was instituted, and will use their best efforts to obtain final Court approval of the Settlement and the dismissal of the Action with prejudice as to all claims asserted in the Action by the named plaintiff and the Class, and without costs to any party (except as provided for in paragraph 10 below). The parties and their counsel intend that this Settlement will compromise and settle all claims and potential claims for attorneys fees and expenses arising out of the Merger and this Action, and Plaintiff shall not make application to any court for fees, costs or expenses, except as provided in paragraph 10 below.

         5. The consummation of the Settlement is subject to the completion by plaintiff of additional discovery satisfactory to plaintiff, the drafting and execution of a definitive Stipulation of Settlement and such other documentation as may be required to obtain final Court approval of the Settlement, and the dismissal of the Action with prejudice and without costs to any party (except as provided for in paragraph 10 below).

         6. This Settlement shall not impair any Class members statutory rights to seek an appraisal.

         7. This Memorandum of Understanding shall not be deemed to prejudice in any way the positions of the parties with respect to the Action if the proposed Settlement is not approved by the Court. The Settlement contemplated by this Memorandum of Understanding will not be binding upon any party until the Merger has been consummated, discovery referred to in paragraph 5 above has been completed, a definitive Stipulation of Settlement has been signed, and final Court approval of the Settlement and the dismissal of the Action with prejudice and without costs (except as provided for in paragraph 10 below) has been obtained.

         8. This Memorandum of Understanding and Settlement and any award to the plaintiffs counsel of attorneys fees and expenses shall be null and void, and this Memorandum of Understanding, Settlement, or any evidence relating to the Settlement negotiations may not be introduced as evidence or referred to in any proceedings in this Action or in any other action, and each party shall be restored to his, her or its respective position as it existed before execution of the Memorandum of Understanding and Settlement, if:

                  a. the Court declines, in any respect, to enter an Order of Class Certification and an Order of Final Judgment approving the Settlement and dismissing the Action with prejudice as to all claims asserted in the Action; or

                  b. the Court approves the Settlement, including any amendment thereto approved by all the parties, but such approval is reversed or vacated on appeal and such reversal or order vacating the settlement becomes final by a lapse of time or otherwise; or

                  c. should counsel for the plaintiff determine prior to Settlement hearing that, based upon discovery or subsequent events, this Settlement is not fair, reasonable and adequate to the Class.

         9. The Stipulation of Settlement shall provide that defendants have a right of withdrawal from the Stipulation of Settlement in the event that Class members who hold a certain aggregate number of Mako common shares validly elect to enforce their statutory rights to seek an appraisal or elect to be excluded from the Class. Such right of withdrawal shall be set forth in a confidential Supplemental Stipulation. The Supplemental Stipulation shall not be filed with the Court unless a dispute concerning its application arises and, in that event, shall be filed with the Court under seal, if permitted by the Court. Should Defendants exercise their right of withdrawal, this Memorandum of Understanding and Settlement and any award to the plaintiffs counsel of attorneys fees and expenses shall be null and void, and this Memorandum of Understanding, Settlement, or any evidence relating to the Settlement negotiations may not be introduced as evidence or referred to in any proceedings in this Action or in any other action, and each party shall be restored to his, her or its respective position as it existed before execution of the Memorandum of Understanding and Settlement.

         10. Plaintiffs counsel intend to apply to the Court for an award of attorneys fees and reasonable expenses, including expert fees, in an aggregate amount not to exceed $75,000, plus interest, paid entirely from the Settlement Fund. In no event shall the amount requested in such application result in the members of the Class, who hold Mako stock on the Effective Date of the Merger and who have not requested an appraisal for their Mako shares or otherwise elected to be excluded from the class, receiving less than $0.10 per Mako share from the Net Settlement Fund. Defendants will not oppose such application. Defendants shall be responsible for the costs and expenses related to providing Notice of the proposed Settlement to Mako shareholders, regardless of whether the proposed Settlement is finally approved by the Court.

         11. Should the Settlement be approved by the Court, the parties will jointly move the Court to enter an Order and Final Judgment providing that the Action will be dismissed on the merits, with prejudice as to all defendants and bind all members of the Class other than those who have timely and validly requested exclusion from the Class.

Dated:   November          , 1997.

                                                 WOLF POPPER, LLP



                                                 By:
                                                    Robert M. Kornreich, Esq.
                                                 845 Third Avenue
                                                 New York, NY 10022
                                                 (212) 759-4600

                                                 GOODKIND LABATON RUDOFF
                                                    & SUCHAROW, LLP
                                                 Emily C. Komlossy, Esq.
                                                 Suite 200
                                                 200 South Biscayne Boulevard
                                                 Miami, FL 33131

                                                 Attorneys for Plaintiffs



                                                 GUNSTER, YOAKLEY, VALDES-FAULI
                                                 & STEWART, P.A.



                                                 By:
                                                    Stuart J. McGregor, Esq.
                                                 Suite 3400, One Biscayne Tower
                                                 Two South Biscayne Boulevard
                                                 Miami, FL 33131
                                                 (305) 376-6000

                                                 Counsel for All Defendants

                                     ANNEX D
                    Sections 607.1301 through 607.1320 of the
                             Florida Corporation Law


         607.1301 DISSENTER'S RIGHTS; DEFINITIONS. -- The following definitions apply to ss. 607.1302 and 607.132:
         (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.
         (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
         (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

         607.1302 RIGHTS OF SHAREHOLDERS TO DISSENT. -- (1) Any shareholder has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:
         (a)  Consummation  of a plan of merger to which  the  corporation  is a party:
         1. If the  shareholder is entitled to vote on the merger,  or
         2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;
         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;
         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;
         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
         1. Altering or abolishing any preemptive rights attached to any of his or her shares;
         2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

         3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, of effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;
         4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;
         5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;
         6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or
         7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or
         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.
         (2) A shareholder  dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.
         (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.
         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.
         (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS. -- (1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1320 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:
         1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and
         2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
         (b) If proposed  corporate action creating  dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607. 1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.
         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.
         (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.
         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:
         (a) Such demand is withdrawn as provided in this section;
         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
         (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90- day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:
         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12- month period, for the portion thereof during which it was in existence.
         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.
         (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.
         (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.
         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                                                  Exhibit (d)(1)


                        RULE 13E-3 TRANSACTION STATEMENT

               (Pursuant to Section 13(e) of the Securities Act of 1934 and Rule 13e-3 (Section 240.13e-3) thereunder)


                         MAKO MARINE INTERNATIONAL, INC.
                                (Name of Issuer)


                              TRACKER MARINE, L.P.
                                  TRACKAQ, INC.
                              JLM MANAGEMENT COMPANY
                               JOHN L. MORRIS
                      (Name of Person(s) Filing Statement)

Common Stock, Par Value $.01 Per Share                     560 878 100
Redeemable Common Stock Purchase Warrants                  560 878 110
(Title of Class of Securities)             (CUSIP Number of Class of Securities)


THIS  TRANSACTION  STATEMENT  RELATES  TO THE  SHORT  FORM  STATUTORY  MERGER OF
TRACKAQ,  INC.  ("MERGING  COMPANY"),  A         FLORIDA  CORPORATION  THAT IS A
WHOLLY-OWNED SUBSIDIARY OF TRACKER MARINE, L.P., A MISSOURI LIMITED PARTNERSHIP ("TRACKER"), WITH AND INTO MAKO MARINE INTERNATIONAL, INC., A FLORIDA
CORPORATION ("MAKO") FOR THE PURPOSE OF TRACKER'S ACQUISITION FOR A FAIR CONSIDERATION OF THE ENTIRE EQUITY INTEREST IN MAKO. TRACKER CURRENTLY OWNS INDIRECTLY (THROUGH MERGING COMPANY) APPROXIMATELY 80.9% OF THE MAKO COMMON STOCK.

THE MERGER IS TO BE EFFECTED PURSUANT TO A PLAN OF MERGER DATED AUGUST 8, 1997 (THE "MERGER"). PURSUANT TO THE PLAN OF MERGER, (A) EACH SHARE OF MAKO COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE CONVERTED INTO THE RIGHT OF THE HOLDER THEREOF TO RECEIVE $1.25 PER SHARE, WITHOUT INTEREST, (B) EACH PUBLIC WARRANT OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE CONVERTED INTO THE RIGHT OF THE HOLDER THEREOF TO RECEIVE $0.125 PER WARRANT, WITHOUT INTEREST, AND (C) EACH OF THE OTHER OUTSTANDING OPTIONS AND WARRANTS TO ACQUIRE SHARES OF MAKO COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE CONVERTED INTO THE RIGHT OF THE HOLDER THEREOF TO RECEIVE THE AMOUNTS SPECIFIED ON ANNEX I TO THE PLAN OF MERGER, A COPY OF WHICH IS ATTACHED TO THIS TRANSACTION STATEMENT AS ANNEX A. HOLDERS OF PUBLIC SHARES MAY BE ENTITLED TO AN ADDITIONAL $0.10 PER SHARE (THE "ADDITIONAL CONSIDERATION") PURSUANT TO THE TERMS OF A PROPOSED SETTLEMENT OF CERTAIN PENDING LITIGATION. SEE "THE MERGER -- MERGER RELATED LITIGATION." FOLLOWING THE EFFECTIVE TIME OF THE MERGER, THERE WILL BE NO ACTIVE MARKET FOR THE PUBLIC SHARES OR THE PUBLIC WARRANTS, AND HOLDERS OF SUCH SECURITIES SHALL CEASE TO HAVE THE RIGHTS OF A SHAREHOLDER OR THE RIGHT TO ACQUIRE SHARES OF MAKO.

HOLDERS OF PUBLIC SHARES,  PUBLIC WARRANTS OR OTHER OPTIONS OR WARRANTS HAVE THE

RIGHT TO DISSENT FROM THE MERGER AND OBTAIN PAYMENT IN CASH OF THE FAIR VALUE OF THEIR SECURITIES. SUCH RIGHTS, IF PROPERLY PERFECTED, COULD LEAD TO A JUDICIAL
DETERMINATION OF THE CONSIDERATION REQUIRED TO BE PAID IN CASH TO SUCH DISSENTING HOLDERS FOR THEIR SECURITIES WHICH AMOUNT COULD BE MORE OR LESS THAN THE MERGER CONSIDERATION THAT WOULD OTHERWISE HAVE BEEN PAID TO THE DISSENTING SECURITY HOLDER PURSUANT TO THE PLAN OF MERGER AND THE ADDITIONAL
CONSIDERATION    .

THIS TRANSACTION STATEMENT AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION AND INSTRUCTIONS REGARDING THE MERGER AND YOUR RIGHTS AS A HOLDER OF MAKO SECURITIES.

THIS TRANSACTION STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



                           ---------------------------



   NOVEMBER 24    , 1997

                                                                  Exhibit (d)(2)


                                 August 12, 1997





Dear Mako Security Holder:

         As recently announced, a Plan of Merger has been adopted providing for the merger of TRACKAQ, Inc. ("Merging Company"), a wholly-owned subsidiary of Tracker Marine, L.P. ("Tracker"), into Mako Marine International, Inc. ("Mako"). Under the Plan of Merger, Mako's public shareholders will be entitled to receive $1.25 in cash for each share of Mako common stock, and the holders of Mako's public warrants will be entitled to receive $0.125 in cash for each warrant. Upon consummation of the proposed merger, Mako will become a wholly-owned subsidiary of Tracker.

         Tracker will soon file the required documents with the Securities and Exchange Commission ("SEC") and, upon completion of the SEC's review, will mail to each holder of Mako securities a Transaction Statement describing the Plan of Merger in detail and containing other important information and instructions with regard to the proposed merger transaction, including the dissenters' rights of Mako security holders.

         Set forth below is the text of the press release recently issued by Tracker regarding the proposed merger.

         Mako will be pleased to assist security holders with any questions they may have after their receipt of the Transaction Statement.

Very truly yours,



MAKO MARINE INTERNATIONAL, INC.



                                    * * * * *

                              TEXT OF PRESS RELEASE

         Springfield, Mo., August 8, 1997 - Tracker Marine, L.P. ("Tracker") announced today that TRACKAQ, Inc. ("Merging Company"), a wholly-owned subsidiary of Tracker, adopted a Plan of Merger pursuant to which the Merging

Mako Security Holder
August 12, 1997
Page 2

Company will merge into Mako Marine International, Inc. ("Mako"). Merging Company is the owner of 7,330,000 shares of Mako common stock, representing approximately 80.9% of the outstanding shares of Mako common stock.

          Under the Plan of Merger, the public shareholders of Mako will receive $1.25 in cash for each share of Mako common stock they own and holders of public warrants will receive $.125 in cash for each warrant they own. The Plan of Merger also provides for the payment of cash consideration to holders of the other outstanding Mako warrants and options. Upon consummation of the proposed merger, Mako will become a wholly-owned subsidiary of Tracker.

         A Transaction Statement describing the Plan of Merger in detail and containing other important information and instructions concerning the proposed merger will be distributed to all holders of Mako securities.

                                                                  Exhibit (d)(5)



                      NOTICE OF ADOPTION OF PLAN OF MERGER

                               November 24    , 1997



Dear    Mako     Security Holder:

         On August 8, 1997, the Board of Directors of TRACKAQ, Inc., a Florida corporation ("Merging Company"), the holder of approximately 80.9% of the $0.01 par value common stock (the "Mako Common Stock") of Mako Marine International, Inc. ("Mako"), adopted a Plan of Merger (the "Plan") under the Florida 1989 Business Corporation Act (the "Florida Corporation Law"), pursuant to which Merging Company will merge with and into Mako, and Mako will be the surviving corporation (the "Merger"). Under the Florida Corporation Law, no other action by the shareholders or directors of Mako is required for the Merger to become effective.

         The Merger will become effective upon the filing of Articles of Merger with the Florida Department of State, which is expected to occur on or about
   December 29    , 1997.

         The Plan provides that each share of Mako Common Stock and each option or warrant to acquire shares of Mako Common Stock (collectively, the "Derivative Securities"), including the publicly-traded Redeemable Common Stock Purchase Warrants (the "Public Warrants"), other than shares of Mako Common Stock owned by Merging Company or shares or Derivative Securities owned by persons who perfect their dissenters' rights under the Florida Corporation Law, which are outstanding immediately prior to the consummation of the Merger (the "Effective Time") will, without any action on the part of the holder thereof, be automatically converted into the right solely to receive cash in the amount of $1.25 per share and $0.125 per Public Warrant, without interest, from Mako. Holders of other Derivative Securities will be entitled to receive the cash
consideration specified in    Annex I     to the Plan, without interest.

            As indicated in the "Transaction Statement" referred to in the next paragraph of this Notice, a settlement has been reached in the Bogen Litigation (one of the two pending class action lawsuits filed in connection with the Merger) which, if effected, would result in an additional cash payment to the holders of Mako Common Stock of $0.10 per share. However, Mako stockholders who exercise their dissenters' rights will not be entitled to any additional consideration resulting from such proposed settlement.

         Enclosed is a Rule 13e-3 Transaction Statement (the "Transaction Statement") relating to the Merger, which includes a copy of the Plan attached as Annex A, together with a Dissenter's Demand for Payment Form attached to which is a Letter of Transmittal to be used by you in surrendering to the Paying Agent the certificates or other instruments (collectively, the "Certificates") representing your shares of Mako Common Stock, Public Warrants
or other  Derivative  Securities        in connection with the exercise of  your
dissenters' rights       .

Security Holder
November 21, 1997
Page 2

            Also enclosed is a copy of Mako's Annual Report on Form 10-KSB, as amended, for its fiscal year ended June 28, 1997 and Mako's Quarterly Report on Form 10-QSB for the three month period ended September 27, 1997.

         THE PUBLIC SHAREHOLDERS HAVE THE RIGHT TO DISSENT FROM THE ADOPTION OF THE PLAN AND THE MERGER PROVIDED FOR THEREUNDER AND OBTAIN PAYMENT IN CASH OF THE FAIR VALUE OF THEIR SHARES. SUCH RIGHTS, IF PROPERLY EFFECTED, COULD LEAD TO A JUDICIAL DETERMINATION OF THE CONSIDERATION REQUIRED TO PAID IN CASH TO SUCH DISSENTING HOLDER FOR THEIR SHARES, WHICH AMOUNT COULD BE MORE OR LESS THAN THE MERGER CONSIDERATION THAT WOULD OTHERWISE HAVE BEEN PAID TO THE DISSENTING SHAREHOLDERS PURSUANT TO THE PLAN. WHILE HOLDERS OF PUBLIC WARRANTS AND OTHER DERIVATIVE SECURITIES MAY NOT HAVE SUCH RIGHT TO DISSENT AS A MATTER OF LAW, TRACKER HAS DECIDED TO GRANT DISSENTERS' RIGHTS TO SUCH HOLDERS OF DERIVATIVE SECURITIES.

         HOLDERS OF MAKO SECURITIES WHO DESIRE TO EXERCISE THEIR DISSENTERS' RIGHTS MUST COMPLETE THE ENCLOSED DISSENTERS' DEMAND FOR PAYMENT FORM AND THE
ATTACHED      LETTER OF TRANSMITTAL  AND         AND RETURN SAME,  TOGETHER WITH
HIS OR HER CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS, BY DECEMBER 17 , 1997, IN ORDER TO PERFECT SUCH RIGHTS.

         The enclosed Transaction Statement contains important information relating to the Merger, and you are urged to read carefully the Transaction Statement in its entirety.

            ONLY THOSE HOLDERS OF MAKO SECURITIES WHO DESIRE TO EXERCISE THEIR DISSENTERS' RIGHTS NEED COMPLETE AND RETURN THE LETTER OF TRANSMITTAL AT THIS TIME. ALL OTHER HOLDERS OF MAKO SECURITIES WILL RECEIVE NOTIFICATION OF THE EFFECTIVENESS OF THE MERGER IN WHICH THEY WILL BE INSTRUCTED WHERE TO SEND THEIR COMPLETED LETTER OF TRANSMITTAL AND CERTIFICATE(S).

                                           Very truly yours,



                                           MAKO MARINE INTERNATIONAL, INC.


Enclosure

                                                                  Exhibit (d)(6)


                                NOTICE OF MERGER





Dear Former Mako Security Holder:

         On August 8, 1997, the Board of Directors of TRACKAQ, Inc. ("Merging Company"), the holder of approximately 80.9% of the $0.01 par value common stock (the "Mako Common Stock") of Mako Marine International, Inc. ("Mako"), and a wholly-owned subsidiary of Tracker Marine, L.P., ("Tracker") adopted a Plan of Merger (the "Plan") providing for the merger of Merging Company with and into Mako. Under applicable Florida law, no action on the part of the shareholders or directors of Mako was required for the Merger to become effective.

         This letter is to advise you that the Merger was consummated on __________, 1997 (the "Effective Date") whereupon Mako became a wholly-owned subsidiary of Tracker. The stock transfer books of Mako were closed as of the close of business on the day immediately preceding the Effective Date.

         Under the terms of the Plan, (a) each share of Mako Common Stock (other than shares owned by Merging Company or persons who perfected their dissenters' rights) which was outstanding immediately prior to the consummation of the Merger (the "Effective Time") was, without any action on the part of the holder thereof, automatically converted into the right solely to receive $1.25 in cash, without interest, from Mako, (b) each Redeemable Common Stock Purchase Warrant (collectively, the "Public Warrants") of Mako which was outstanding immediately prior to the Effective Time was, without any action on the part of the holder thereof, automatically converted into the right solely to receive $0.125 in cash, without interest, and (c) each other option or warrant issued by Mako to acquire shares of Mako Common Stock which was outstanding immediately prior to the Effective Time was, without any action on the part of the holder thereof, automatically converted into the right solely to receive the cash considerations
specified in    Annex I     to the Plan.

            Enclosed is (i) a Letter of Transmittal to be used by you in surrendering to the Paying Agent the certificates or other instruments (collectively, the "Certificates") representing your shares of Mako Common Stock, Public Warrants or other Derivative Securities for the applicable Merger Consideration or in connection with the exercise of your dissenters' rights,
(ii) Substitute Form W-9, and (iii) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Please read carefully the instructions to the Letter of Transmittal and send or deliver it, together with your Certificate(s), and any other required documents, to Continental Stock Transfer & Trust Company, as Paying Agent, in the envelope enclosed for that purpose. If you are merely surrendering your Certificate(s) in exchange for the Merger Consideration, it is not necessary to endorse your Certificate(s) unless payment in exchange therefor is to be made to someone other than the registered holder thereof.

Former Mako Security Holder
[Date]
Page 2


         Please be advised that you cannot receive payment of the Merger Consideration unless and until you deliver to the Paying Agent the completed Letter of Transmittal, your Certificate(s) and any other required documents. The method of delivery is at your own election and risk. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

            If needed, additional copies of the Letter of Transmittal and other documents may be obtained upon written or telephone request to the Paying Agent at 2 Broadway, New York, New York 10004, Attention: Mr. William F. Seegraber, at (212) 509-4000, Ext. 204.

                                          Very truly yours,



                                          MAKO MARINE INTERNATIONAL, INC.

                                                                 Exhibit (d)(8)


                                  PRESS RELEASE


         Springfield, MO., August 8, 1997 - Tracker Marine, L.P. ("Tracker") announced today that TRACKAQ, Inc. ("Merging Company"), a wholly-owned subsidiary of Tracker, adopted a Plan of Merger pursuant to which the Merging Company will merge into Mako Marine International, Inc. ("Mako"). Merging Company is the owner of 7,330,000 shares of Mako common stock, representing approximately 80.9% of the outstanding shares of Mako common stock.

         Under the Plan of Merger, the public shareholders of Mako will receive $1.25 in cash for each share of Mako common stock they own and holders of public warrants will receive $.125 in cash for each warrant they own. The Plan of Merger also provides for the payment of cash consideration to holders of the other outstanding Mako warrants and options. Upon consummation of the proposed merger, Mako will become a wholly-owned subsidiary of Tracker.

         A Transaction Statement describing the Plan of Merger in detail and containing other important information and instructions concerning the proposed merger will be distributed to all holders of Mako securities.